UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811- 22005
Wells Fargo Advantage Global Dividend Opportunity Fund
(Exact name of registrant as specified in charter)
525 Market St., San Francisco, CA 94105
(Address of principal executive offices) (Zip code)
C. David Messman
Wells Fargo Funds Management, LLC
525 Market St., San Francisco, CA 94105
(Name and address of agent for service)
Registrant’s telephone number, including area code: 800-643-9691
Date of fiscal year end: October 31, 2010
Date of reporting period: October 31, 2010

ITEM 1. REPORT TO SHAREHOLDERS

Annual Report October 31, 2010 WELLS FARGO ADVANTAGE GLOBAL DIVIDEND OPPORTUNITY FUND (formerly Evergreen Global Dividend Opportunity Fund) This closed-end fund is no longer offered as an initial public offering and is only offered through broker/dealers on the secondary market. A closed-end fund is not required to buy its shares back from investors upon request.

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Contents

Letter to Shareholders	2

Portfolio of Investments	5

Financial Statements
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12

Notes to Financial Statements	13

Report of Independent Registered Public Accounting Firm	19

Other Information	20

Automatic Dividend Reinvestment Plan	27

List of Abbreviations	28
The views expressed are as of October 31, 2010. Any reference to a specific security in this report is not a recommendation to purchase or sell any specific security or adopt any investment strategy. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the Wells Fargo Advantage Global Dividend Opportunity Fund.

NOT FDIC INSURED ■ NO BANK GUARANTEE ■ MAY LOSE VALUE

2 Wells Fargo Advantage Global Dividend Opportunity Fund	Letter to Shareholders

Karla M. Rabusch,
President
Wells Fargo Advantage Funds
During the period, investors had to weigh positive earnings from companies against more questionable macroeconomic news.
However, the markets ended the period with a strong rally in September and October that sent most indexes higher than when the period began.
Dear Valued Shareholder,
We are pleased to provide you with this annual report for the Wells Fargo Advantage Global Dividend Opportunity Fund for the 12-month period that ended October 31, 2010. Leading up to the beginning of the period, a series of extraordinary financial and economic events affected markets in the United States and throughout the world. During the period, investors had to weigh positive earnings from companies against more questionable macroeconomic news. High unemployment in developed nations and rising sovereign debt in many countries created concerns that economies could once again slip into recession. However, the markets ended the period with a strong rally in September and October that sent most indexes higher than when the period began.
Concerns shifted from corporate to sovereign debt.
After hitting their lows in March 2009 due to the continued effects of the financial crisis, stock markets around the world staged a recovery. In the fourth quarter of 2009, however, developments in the sovereign debt sector threatened to bring the rally to a halt, as the credit crisis spread from financial institutions to countries. In the United States and parts of Europe and Asia, governments were able to bail out companies that overextended themselves, providing a necessary backstop that staved off default and, even worse, financial collapse. A few countries, however, found themselves overextended, and questions surfaced regarding their solvency. The government of Dubai was rescued by a $10 billion infusion from Abu Dhabi, while speculation attended every bond offering from Greece, Ireland, Spain, and even Great Britain showed signs of financial stress, with investors concerned about whether those countries would be able to repay their debts. Beyond solvency, the question was about what effects this sovereign debt overhang would have on future growth, given that economic recovery in many parts of the world was strongly dependent on continued government backing. While the overall amount of potentially affected debt was small, it does show that investors were becoming concerned about the potential shortfall between government spending and tax receipts.
After a setback in January, the market recovery resumed, only to falter again in April.
In spite of the sovereign debt troubles, the markets still continued the general upward swing that began with the rally in March 2009. That rally was partially spurred on by the promise of continued government support of world economies in a time of crisis. With the crisis largely over by the end of 2009, the question became about whether or not economies could achieve a sustainable growth rate in the absence of government stimulus. This question was made all the more tangible by China’s withdrawal of several stimulus measures in the first quarter of 2010, especially in its automobile and housing markets. The markets reacted negatively to the prospect of China tightening up on its potentially overheating economy. Combined with the sovereign debt problems and weakened currencies, especially the euro, stock markets fell throughout January, with the MSCI EAFE® Index1 down more than 8% by the first week of February 2010.

1.	The Morgan Stanley Capital International Europe, Australasia, and Far East (“MSCI EAFE”) Index is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia, and the Far East. You cannot invest directly in an index.

Letter to Shareholders	Wells Fargo Advantage Global Dividend Opportunity Fund 3
In what would become a pattern, growing optimism at the corporate level was repeatedly displaced by unease over the macroeconomic picture. Investors became more optimistic on expectations of corporate earnings growth and improving economic indicators. Increased merger and acquisition activity, as well as the recovery of financing for complex deals, also spoke to a growing optimism at the corporate level. Countering the more positive, company-specific news, unemployment remained high in the United States and in European countries, and sovereign debt problems escalated in the spring of 2010. Because of the heightened focus on fiscal deficits, many eurozone countries announced austerity programs to begin to address their long-term issues. However, the immediate effect eroded economic growth expectations, causing investors to price in a probability of a “double-dip” recession and leading to a market correction in the second quarter of 2010. Sovereign debt markets finally stabilized in May 2010 after long and difficult negotiations between the International Monetary Fund (IMF) and the healthy central banks within the eurozone led to a $1 trillion backstop fund for Greece and the region.
The equity markets rallied to close the period.
After a volatile summer, the markets broke out of a narrow trading range in September and finished the 12-month period on a strong note. In effect, the worst-case scenario of a double-dip recession failed to happen, as corporate earnings reports continued to show strength and the global economy maintained a modest growth rate. It seemed investors became resigned to a prolonged period of slow growth, and many regained a risk appetite for equities. The September rally brought most indexes into positive territory for the 12 months, but there were notable differences between countries. The Russell 3000® Index, a broad index of U.S.-based companies, returned 18.3% for the period, compared with the Europe-and Asia-oriented MSCI EAFE Index, which returned only 8.4%. Leading the way were the emerging markets, as has often been the case since the financial crisis began in 2008. The MSCI EM (Emerging Markets) Index2 returned 23.6% during the period. Generally speaking, smaller countries that had less exposure to the United States and other developed nations performed better than those, such as China, that were more closely tied to the global economic infrastructure.
Economies will likely continue to grow, with clear differences between developed nations and the faster-growing emerging markets.
The market recovery was welcome news, but questions remain about whether the recovery will continue if unemployment remains high and if governments withdraw their fiscal and monetary stimulus programs. Unemployment is still stubbornly high in the United States and the euro area, at 9.6% and 10.1%, respectively, putting burdens on consumers and governments. The slower growth rate of developed nations, meanwhile, may make it difficult to establish solid employment gains. Additionally, some economies—especially the more overheated Asian economies of China and India—are showing signs of increasing inflation. China has already signaled that government stimulus programs supporting its economy will need to be withdrawn or at least scaled back, which will be a test of whether the recovery has reached a sustainable footing.

2.	The Morgan Stanley Capital International Emerging Markets (MSCI Emerging Markets) Index is a free float-adjusted market capitalization index designed to measure the equity market performance in the global emerging markets. The index is currently comprised of 25 emerging market country indices. You cannot invest directly in an index.
After a volatile summer, the markets broke out of a narrow trading range in September and finished the 12-month period on a strong note. In effect, the worst-case scenario of a double-dip recession failed to happen, as corporate earnings reports continued to show strength and the global economy maintained a modest growth rate.

4 Wells Fargo Advantage Global Dividend Opportunity Fund	Letter to Shareholders
By the end of the reporting period, the consensus shifted from expectations of a double-dip recession to resignation that several of the major world economies are likely in for a prolonged period of slow growth. The IMF projected that advanced economies will grow only 2.2% in 2011, due to tight fiscal constraints and high unemployment. Emerging markets, by contrast, are expected to grow at a more robust rate of 7.1% in 2011. All in all, investors should be prepared for more subdued economic growth, given the headwinds faced by many countries and consumers. Balancing that, many companies are holding up well, with solid earnings that we feel can support their valuations.
Individual security selection is key to maximizing value and driving performance.
As always, the management team of the Wells Fargo Advantage Global Dividend Opportunity Fund remains focused on the pursuit of a high level of current income and moderate capital growth for investors. Since European equity dividend distributions are seasonal, with many dividends paid on an annual basis during the second quarter, the Fund typically generates a substantial portion of its annual income during the second quarter of each calendar year through our European stock positions. However, substantial weakness in the euro and in European equities due to concerns over potential sovereign debt defaults made this approach challenging during 2010. Fortunately, the Fund was able to generate income in a short period of time in domestic equities in July. As we approached fiscal year-end, the Fund was about equally invested in foreign, mostly European, equities and in domestic preferred stocks and some U.S. common stocks.
Looking ahead to 2011, it appears that the potential increase in U.S. dividend tax rates is leading to an uptick in special dividends as overcapitalized corporations move to pay excess cash out to shareholders before the tax rate increases. As a result, we think that we may be able to increase the amount of income generated by our domestic equities to complement the income typically provided by our European equities during the second quarter of each year.
Don’t let short-term volatility derail long-term investment goals.
The period saw renewed volatility and a correction across the global financial markets. However, we believe that the significant rebound experienced over the past 18 months underscores the importance of maintaining a focus on long-term investment goals through periods of volatility so investors don’t miss potential periods of strong recovery.
Thank you for choosing Wells Fargo Advantage Funds. We appreciate your confidence in us. Through each market cycle, we are committed to helping you meet your financial needs. Please visit us at wellsfargo.com/advantagefunds for more information about our funds and other investment products available to you. Thank you for your continued support of Wells Fargo Advantage Funds.
Sincerely,
Karla M. Rabusch
President
Wells Fargo Advantage Funds

Portfolio of Investments—October 31, 2010	Wells Fargo Advantage Global Dividend Opportunity Fund 5

Shares	Security Name	Value
Common Stocks: 66.66%

Australia: 2.19%
500,000	Westpac Banking Corporation (Financials, Commercial Banks)	$11,117,892

Brazil: 0.14%
25,000	Vivo Participacoes SA ADR (Telecommunication Services, Wireless Telecommunication Services)	716,000

Finland: 2.65%
475,004	Fortum Oyj (Utilities, Electric Utilities)	13,466,823

France: 8.90%
225,000	Bouygues SA (Industrials, Construction & Engineering)	9,916,054
1,280,000	France Telecom SA (Telecommunication Services, Diversified Telecommunication Services)	30,757,668
230,000	Suez Environnement SA (Utilities, Multi-Utilities)	4,496,001

		45,169,723

Germany: 2.95%
706,274	Deutsche Post AG (Industrials, Air Freight & Logistics)	13,172,096
25,000	RWE AG (Utilities, Multi-Utilities)	1,791,943

		14,964,039

Italy: 18.66%
5,450,000	Enel SpA (Utilities, Electric Utilities)	31,118,736
1,000,000	ENI SpA (Energy, Oil, Gas & Consumable Fuels)	22,533,243
5,975,000	Hera SpA (Utilities, Multi-Utilities)	12,640,328
2,500,000	Mediaset SpA (Consumer Discretionary, Media)	18,441,351
2,175,000	TERNA SpA (Utilities, Electric Utilities)	10,035,052

		94,768,710

Spain: 3.01%
500,000	Iberdrola SA (Utilities, Electric Utilities)	4,217,154
220,000	Red Electrica de Espana (Utilities, Electric Utilities)	11,052,145

		15,269,299

Sweden: 4.77%
1,099,986	Tele2 AB Series B (Telecommunication Services, Diversified Telecommunication Services)	24,207,547

United Kingdom: 5.24%
250,000	National Grid plc (Utilities, Multi-Utilities)	2,363,468
300,000	Pennon Group plc (Utilities, Water Utilities)	2,994,794
190,000	Scottish & Southern Energy plc (Utilities, Electric Utilities)	3,510,270
500,000	Severn Trent plc (Utilities, Water Utilities)	11,176,398
390,223	United Utilities Group plc (Utilities, Multi-Utilities)	3,820,425
100,000	Vodafone Group plc ADR (Telecommunication Services, Wireless Telecommunication Services)	2,767,040

		26,632,395

United States: 18.15%
131,000	Ameresco Incorporated Class A (Industrials, Building Products)	1,718,720
100,000	American Water Works Company Incorporated (Utilities, Water Utilities)	2,388,000
200,000	CenterPoint Energy Incorporated (Utilities, Multi-Utilities)	3,312,000
500,000	Chatham Lodging Trust (Financials, REITs)†	9,220,000
100,000	Colony Financial Incorporated (Financials, REITs)	1,896,000
250,000	Comcast Corporation Class A (Consumer Discretionary, Media)(p)	5,145,000
50,000	Constellation Energy Group Incorporated (Utilities, Independent Power Producers & Energy Traders)	1,512,000
25,000	Convergys Corporation (Information Technology, IT Services)	283,000

6 Wells Fargo Advantage Global Dividend Opportunity Fund	Portfolio of Investments—October 31, 2010

Shares	Security Name	Value
United States (continued)
66,400	EQT Corporation (Energy, Oil, Gas & Consumable Fuels)	$2,486,016
1,275,000	Excel Trust Incorporated (Financials, REITs)	14,624,250
25,000	FirstEnergy Corporation (Utilities, Electric Utilities)(p)	908,000
125,000	Hawaiian Electric Industries Incorporated (Utilities, Electric Utilities)	2,817,500
65,000	Hicks Acquisition Company Incorporated (Financials, Consumer Finance)	652,600
200,000	Invesco Mortgage Capital (Financials, REITs)	4,318,000
150,000	Kayne Anderson MLP Investment Company (Energy, Oil, Gas & Consumable Fuels)	3,975,000
70,000	Middlesex Water Company (Utilities, Water Utilities)	1,250,200
100,000	National Fuel Gas Company (Utilities, Gas Utilities)	5,518,000
75,000	NII Holdings Incorporated (Telecommunication Services, Wireless Telecommunication Services)	3,116,033
340,000	Niska Gas Storage Partners LLC (Energy, Oil, Gas & Consumable Fuels)	6,779,600
300,000	NV Energy Incorporated (Utilities, Electric Utilities)	4,098,000
40,000	Pennichuck Corporation (Utilities, Water Utilities)(i)	960,800
55,000	PG&E Corporation (Utilities, Multi-Utilities)	2,630,100
50,000	SCANA Corporation (Utilities, Multi-Utilities)(p)	2,042,000
299,999	Shenandoah Telecommunications Company (Telecommunication Services, Wireless Telecommunication Services)(i)	5,474,982
250,000	Starwood Property Trust Incorporated (Financials, REITs)	5,052,500

		92,178,301

Total Common Stocks (Cost $309,720,313)		338,490,729

Principal		Interest Rate	Maturity Date
Corporate Bonds & Notes: 1.19%

United States: 1.19%
$100,000	Ares Capital Corporation (Financials, Capital Markets)	7.75%	10/15/2040	2,530,000
4,000,000	Regions Financing Trust II (Financials, Consumer Finance)	6.63	5/15/2047	3,494,852

Total Corporate Bonds & Notes (Cost $6,004,514)				6,024,852

Shares		Yield
Preferred Stocks: 28.02%

Canada: 0.29%
59,058	Nexen Incorporated (Energy, Oil, Gas & Consumable Fuels)	7.35		1,485,899

Germany: 0.63%
120,000	Allianz SE (Financials, Insurance)	8.38		3,213,756

United Kingdom: 0.96%
100,000	Barclays Bank plc (Financials, Commercial Banks)	7.10		2,493,000
90,000	Lloyds Banking Group plc (Financials, Commercial Banks)	7.75		2,362,500

				4,855,500

United States: 26.14%
20,000	ATP Oil & Gas Corporation (Energy, Oil, Gas & Consumable Fuels)	8.00		1,546,486
50,000	Bank of America Corporation (Financials, Diversified Financial Services)	8.63		1,285,000
200,000	Bank of America Corporation Series 5 (Financials, Diversified Financial Services)	6.37		3,584,000
140,000	BB&T Capital Trust VII (Financials, Commercial Banks)	8.10		3,757,600
66,124	Connecticut Light & Power Company Series 1963 (Utilities, Electric Utilities)	4.50		2,518,914
53,850	Consolidated Edison Incorporated Series A (Utilities, Electric Utilities)	5.00		4,994,588
30,214	Constellation Energy Group Incorporated Series A (Utilities, Independent Power Producers & Energy Traders)	8.63		797,650
5,120	Dayton Power & Light Company Series B (Utilities, Electric Utilities)	3.75		376,197
9,416	Dayton Power & Light Company Series C (Utilities, Electric Utilities)	3.75		650,881

Portfolio of Investments—October 31, 2010	Wells Fargo Advantage Global Dividend Opportunity Fund 7

Shares	Security Name	Yield	Value
United States (continued)
17,500	Dayton Power & Light Company Series C (Utilities, Electric Utilities)	3.90%	$1,235,938
125,648	Delphi Financial Group (Financials, Diversified Financial Services)	7.38	2,907,495
105,000	Duquesne Light Company (Utilities, Electric Utilities)	6.50	5,224,484
22,210	E.I. DuPont de Nemours & Company (Materials, Chemicals)	4.50	2,076,635
4,000	El Paso Corporation (Energy, Oil, Gas & Consumable Fuels)††	4.99	4,725,000
7,565	Entergy Arkansas Incorporated (Utilities, Electric Utilities)	4.32	623,873
2,732	Entergy Arkansas Incorporated (Utilities, Electric Utilities)	4.56	208,950
25,000	Entergy Arkansas Incorporated (Utilities, Electric Utilities)	5.75	621,250
8,444	Entergy Arkansas Incorporated (Utilities, Electric Utilities)	6.08	781,436
400,000	Entergy Arkansas Incorporated (Utilities, Electric Utilities)	6.45	9,750,000
13,578	Entergy Arkansas Incorporated Series 1965 (Utilities, Electric Utilities)	4.56	1,077,330
200,000	Entergy Louisiana LLC (Utilities, Electric Utilities)	6.95	19,575,000
3,248	Entergy Mississippi Incorporated (Utilities, Electric Utilities)	4.36	249,081
10,679	Entergy Mississippi Incorporated (Utilities, Electric Utilities)	4.92	972,436
11,893	Entergy New Orleans Incorporated (Utilities, Electric Utilities)	5.56	1,128,641
89,600	Fifth Third Capital Trust VII (Financials, Commercial Banks)	8.88	2,352,896
9,000	Florida Power Company (Utilities, Electric Utilities)(a)	4.58	749,700
12,500	FPC Capital Trust I Series A (Utilities, Multi-Utilities)	7.10	320,000
25,900	Gulf Power Company (Utilities, Multi-Utilities)	6.00	2,538,459
46,090	Hawaiian Electric Company (Utilities, Electric Utilities)	4.75	747,524
40,000	Hawaiian Electric Company (Utilities, Electric Utilities)	5.25	652,000
40,000	Heller Financial Incorporated (Financials, Diversified Financial Services)	6.69	3,885,000
9,000	Heller Financial Incorporated (Financials, Diversified Financial Services)	6.95	889,032
45,100	Interstate Power & Light Company (Utilities, Electric Utilities)	8.38	1,310,155
172,100	Metlife Incorporated (Financials, Insurance)	6.50	4,302,500
1,900	New York State Electric & Gas Corporation (Utilities, Electric Utilities)	3.75	133,900
19,840	Pacific Enterprises Incorporated (Utilities, Gas Utilities)	4.40	1,678,341
130,000	Pacific Gas & Electric Company (Utilities, Electric Utilities)	4.80	2,853,500
126,000	Pacific Gas & Electric Company Series D (Utilities, Electric Utilities)	5.00	2,885,400
39,900	Pacific Gas & Electric Company Series I (Utilities, Electric Utilities)	4.36	826,329
250,000	PNC Capital Trust E (Financials, Commercial Banks)	7.75	6,642,500
100,000	Protective Life Corporation (Financials, Insurance)	8.00	2,250,000
80,000	Red Lion Hotels Capital Trust (Consumer Discretionary, Hotels, Restaurants & Leisure)	9.50	2,065,600
30,000	Royal Bank of Scotland Group plc ADR (Financials, Commercial Banks)	5.75	571,500
12,000	SCANA Corporation Series A (Utilities, Multi-Utilities)	7.70	340,080
85,000	Southern California Edison Company Series D (Utilities, Electric Utilities)	4.32	1,708,500
65,000	SunTrust Capital IX (Financials, Commercial Banks)	7.88	1,677,000
14,600	Union Electric Company (Utilities, Electric Utilities)	4.50	1,105,625
1,300	Union Electric Company Series 1969 (Utilities, Electric Utilities)	4.00	90,577
120,000	Vornado Realty LP (Financials, REITs)	7.88	3,225,600
6,023	Wisconsin Power & Light Company (Utilities, Electric Utilities)	4.76	541,167
13,341	Wisconsin Power & Light Company (Utilities, Electric Utilities)	4.80	1,207,361
1,748	Xcel Energy Incorporated (Utilities, Multi-Utilities)	3.60	122,273
52,320	Xcel Energy Incorporated (Utilities, Multi-Utilities)	4.10	3,937,080
30,030	Xcel Energy Incorporated (Utilities, Multi-Utilities)	4.16	2,597,595
19,880	Xcel Energy Incorporated (Utilities, Multi-Utilities)	4.56	1,758,386
240,000	Zions Bancorp (Financials, Commercial Banks)	9.50	6,096,000

			132,730,445

Total Preferred Stocks (Cost $130,556,513)			142,285,600

Investment Companies: 0.84%

United States: 0.84%
175,000	Tortoise Energy Capital Corporation		4,275,250

Total Investment Companies (Cost $4,375,000)			4,275,250

8 Wells Fargo Advantage Global Dividend Opportunity Fund	Portfolio of Investments—October 31, 2010

Shares	Security Name		Yield	Value
Short-Term Investments: 5.43%

Investment Companies: 5.43%
27,574,502	Wells Fargo Advantage Money Market Trust(l)(u)		0.19%	$27,574,502

Total Short-Term Investments (Cost $27,574,502)				27,574,502

Total Investments in Securities (Cost $478,230,842)*		102.14%		518,650,933
Other Assets and Liabilities, Net		(2.14)		(10,885,781)

Total Net Assets		100.00%		$507,765,152

†	Non-income earning securities.

(p)	All or a portion of this security is pledged as collateral for written options.

††	Securities that may be resold to “qualified institutional buyers” under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(l)	Investment in an affiliate.

(u)	Rate shown is the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $483,942,580 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$51,338,144
Gross unrealized depreciation	(16,629,791)

Net unrealized appreciation	$34,708,353
The following table shows the percent of total long-term investments by geographic location as of October 31, 2010:

United States	48.0%
Italy	19.3%
France	9.2%
United Kingdom	6.4%
Sweden	4.9%
Germany	3.7%
Spain	3.1%
Finland	2.7%
Australia	2.3%
Canada	0.3%
Brazil	0.1%

100.0%

The following table shows the percent of total long-term investments by industry as of October 31, 2010:

Electric Utilities	29.7%
Diversified Telecommunication Services	11.2%
Multi-Utilities	9.1%
Oil, Gas & Consumable Fuels	8.9%
Real Estate Investment Trusts (REITs)	7.8%
Commercial Banks	7.5%
Media	4.8%
Water Utilities	3.8%
Air Freight & Logistics	2.7%
Diversified Financial Services	2.6%
Wireless Telecommunication Services	2.5%
Construction & Engineering	2.0%
Insurance	2.0%
Gas Utilities	1.5%
Investment Companies	0.9%
Consumer Finance	0.8%
Capital Markets	0.5%
Independent Power Producers & Energy Traders	0.5%
Hotels, Restaurants & Leisure	0.4%
Chemicals	0.4%
Building Products	0.3%
IT Services	0.1%

100.0%
The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities—October 31, 2010	Wells Fargo Advantage Global Dividend Opportunity Fund 9

Assets
Investments
In unaffiliated securities, at value	$491,076,431
In affiliated securities, at value	27,574,502

Total investments, at value (see cost below)	518,650,933
Foreign currency, at value (see cost below)	1,504,824
Segregated cash	6,777,281
Receivable for securities sold	20,917,689
Receivable for dividends and interest	2,941,499
Prepaid expenses and other assets	101,769

Total assets	550,893,995

Liabilities
Payable for investments purchased	40,757,264
Written options, at value (premiums received $1,404,145)	1,659,757
Investment advisory fee payable	428,407
Due to other related parties	22,548
Accrued expenses and other liabilities	260,867

Total liabilities	43,128,843

Total net assets	$507,765,152

NET ASSETS CONSIST OF
Paid-in capital	$877,048,782
Overdistributed net investment income	(494)
Accumulated net realized losses on investments	(409,490,316)
Net unrealized gains on investments	40,207,180

Total net assets	$507,765,152

NET ASSET VALUE PER SHARE
Based on $507,765,152 divided by 49,007,941 shares issued and outstanding (unlimited shares authorized)	$10.36

Total investments, at cost	$478,230,842
Foreign currency, at cost	$1,416,954
The accompanying notes are an integral part of these financial statements.

10 Wells Fargo Advantage Global Dividend Opportunity Fund	Statement of Operations—For the Year Ended October 31, 2010

Investment income
Dividends*	$53,826,380
Interest	46,255
Income from affiliated securities	112,433

Total investment income	53,985,068

Expenses
Investment advisory fee	4,729,876
Administration fees	248,941
Custody and accounting fees	241,438
Transfer agent fees	36,076
Professional fees	112,501
Shareholder report expenses	124,835
Trustees’ fees and expenses	33,171
Dividends on securities sold short	45,000
Other fees and expenses	68,703

Total expenses	5,640,541

Net investment income	48,344,527

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	(21,918,095)
Affiliated securities	139,935
Written options	5,832,625
Securities sold short	(411,598)

Net realized losses on investments	(16,357,133)

Net change in unrealized gains (losses) on:
Unaffiliated securities	23,680,233
Affiliated securities	(2,000)
Written options	(1,907,245)
Securities sold short	(28,095)

Net change in unrealized gains (losses) on investments	21,742,893

Net realized and unrealized gains on investments	5,385,760

Net increase in net assets resulting from operations	$53,730,287

* Net of foreign withholding taxes of	$1,646,598
The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets
Wells Fargo Advantage Global Dividend Opportunity Fund     11

	Year Ended	Year Ended
	October 31, 2010	October 31, 2009

Operations
Net investment income	$48,344,527	$42,815,642
Net realized losses on investments	(16,357,133)	(205,482,801)
Net change in unrealized gains (losses) on investments	21,742,893	182,551,480

Net increase in net assets resulting from operations	53,730,287	19,884,321

Distributions to shareholders from
Net investment income	(47,916,503)	(38,312,219)
Tax basis return of capital	(6,857,102)	(48,631,603)

Total distributions to shareholders	(54,773,605)	(86,943,822)

Capital share transactions
Net asset value of shares issued under the Automatic Dividend Reinvestment Plan	1,711,131	0

Total increase (decrease) in net assets	667,813	(67,059,501)

Net assets
Beginning of period	507,097,339	574,156,840

End of period	$507,765,152	$507,097,339

Overdistributed net investment income	$(494)	$(2,222)
The accompanying notes are an integral part of these financial statements.

12 Wells Fargo Advantage Global Dividend Opportunity Fund	Financial Highlights
(For a share outstanding throughout each period)

	Year Ended October 31,
	2010	2009	2008	2007[1]

Net asset value, beginning of period	$10.38	$11.75	$19.83	$19.10 [2]

Income from investment operations
Net investment income	0.99	0.88	1.88	1.31
Net realized and unrealized gains (losses) on investments	0.11	(0.47)	(7.96)	0.46

Total from investment operations	1.10	0.41	(6.08)	1.77

Distributions to shareholders from
Net investment income	(0.98)[3]	(0.78)	(2.00)	(1.00)
Tax basis return of capital	(0.14)[3]	(1.00)	0.00	0.00

Total distributions to shareholders	(1.12)	(1.78)	(2.00)	(1.00)

Offering costs charged to capital	0.00	0.00	0.00	(0.04)

Net asset value, end of period	$10.36	$10.38	$11.75	$19.83

Market value, end of period	$10.39	$9.89	$10.99	$17.29

Total return based on market value[4]	17.35%	8.36%	(27.19)%	(8.66)%

Ratios and supplemental data
Net assets, end of period (thousands)	$507,765	$507,097	$574,157	$968,376
Ratios to average net assets (annualized)
Gross expenses	1.14%	1.11%	1.13%	1.22%
Net expenses	1.14%	1.11%	1.13%	1.22%
Net investment income	9.73%	8.48%	11.07%	11.79%
Portfolio turnover rate[5]	90%	160%	218%	102%

1.	For the period from March 28, 2007 (commencement of operations) to October 31, 2007.

2.	Initial public offering price of $20.00 per share less underwriting discount of $0.90 per share.

3.	Calculated based on average shares outstanding during the period.

4.	Total return is calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan. Total return does not reflect brokerage commissions or sales charges.

5.	Portfolio turnover rates presented for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements	Wells Fargo Advantage Global Dividend Opportunity Fund 13
1. ORGANIZATION
Wells Fargo Advantage Global Dividend Opportunity Fund (the “Fund”) (formerly, Evergreen Global Dividend Opportunity Fund) was organized as a statutory trust under the laws of the state of Delaware on December 21, 2006 and is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The primary investment objective of the Fund is to seek a high level of current income. The Fund’s secondary objective is long-term growth of capital.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Management has considered the circumstances under which the Fund should recognize or make disclosures regarding events or transactions occurring subsequent to the balance sheet date through the date the financial statements are issued. Adjustments or additional disclosures, if any, have been included in these financial statements.
Securities valuation
Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are generally valued at the last reported sales price, except that securities listed on the Nasdaq Stock Market, Inc. (“Nasdaq”) are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the Nasdaq, the bid price will be used. In the absence of any sale of securities listed on the Nasdaq, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed “stale” and the valuations will be determined in accordance with the Fund’s Fair Valuation Procedures.
Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation.
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign investments are traded but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of the investments, then those investments are fair valued following procedures approved by the Board of Trustees. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.
Certain fixed income securities with maturities exceeding 60 days are valued based on available market quotations received from an independent pricing service approved by the Fund’s Board of Trustees which may utilize both transaction data and market information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If valuations are not available from the pricing service or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or determined based on the Fund’s Fair Value Procedures.
Debt securities of sufficient credit quality with original maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.
Investments in open-end mutual funds and non-registered investment companies are generally valued at net asset value.

14 Wells Fargo Advantage Global Dividend Opportunity Fund	Notes to Financial Statements
Certain investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.
The valuation techniques used by the Fund to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the date of valuation. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting in changes in exchange rates.
The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are recorded with net realized and unrealized gains or losses from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.
Options
The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may write covered put or call options. When a Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current market value of the written option. Premiums received from written options, which expire unexercised, are recognized as realized gains from investments on the expiration date. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in calculating the realized gain or loss on the sale. If a put option is exercised, the premium reduces the cost of the security purchased. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.
The Fund may also purchase call or put options. The premium is included in the Statement of Assets and Liabilities as an investment which is subsequently adjusted to the current market value of the option. Premiums paid for purchased options which expire are recognized as realized losses from investments on the expiration date. Premiums paid for purchased options which are exercised or closed are added to the amount paid or offset against the proceeds on the underlying security to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.
Options traded on an exchange are regulated and terms of the options are standardized. Options traded over the counter expose the Fund to counterparty risk in the event the counterparty does not perform. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.
Short sales
The Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Fund makes a short sale, it must borrow the security sold short and deliver it to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement.
The Fund records the proceeds as a liability which is marked-to-market daily based upon quotations from an independent pricing service or from brokers which use prices provided by market makers and any change in value is recorded as an unrealized gain or loss. Any interest or dividends accrued on such borrowed securities during the period of the loan are

Notes to Financial Statements	Wells Fargo Advantage Global Dividend Opportunity Fund 15
recorded as an expense on the Statement of Operations. To borrow the security, the Fund may be required to pay a premium, which would decrease the proceeds of the security sold. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the closing of a short sale if the market price at the closing is less than or greater than, respectively, the proceeds originally received. Until the short sale is closed or the borrowed security is replaced, the Fund maintains a segregated account of cash or liquid securities, the dollar value of which is at least equal to the market value of the security at the time of the short sale.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non accrual status.
Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date.
Dividend and interest income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions to shareholders
Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.
The timing and character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. At October 31, 2010, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

	Accumulated Net
Overdistributed Net	Realized Losses
Investment Income	on Investments	Paid-in Capital

$(426,296)	$431,202	$(4,906)
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities.
At October 31, 2010, estimated net capital loss carryforwards, which are available to offset future net realized capital gains, were as follows:

Expiration
2015	2016	2017	2018

$9,081,249	$184,503,126	$193,644,982	$17,121,810

16 Wells Fargo Advantage Global Dividend Opportunity Fund	Notes to Financial Statements
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
▪	Level 1 – quoted prices in active markets for identical securities

▪	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

▪	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
As of October 31, 2010, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

		Significant Other	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs
Investments in Securities	(Level 1)	(Level 2)	(Level 3)	Total

Equity securities
Common stocks	$338,490,729 *	$0	$0	$338,490,729
Preferred stocks	75,210,418	66,325,482	749,700	142,285,600
Investment companies	4,275,250	0	0	4,275,250

Corporate bonds & notes	0	6,024,852	0	6,024,852
Short-term investments
Investment companies	27,574,502	0	0	27,574,502

	$445,550,899	$72,350,334	$749,700	$518,650,933

*	Transfers in and transfers out are recognized at the end of the reporting period. Foreign securities valued in the amount of $230,140,431 was transferred out of Level 2 and into Level 1 since adjustments to prices of foreign securities due to movements against a specified benchmark were not necessary at October 31, 2010.
Further details on the major security types listed above can be found in the Fund’s Portfolio of Investments.
As of October 31, 2010, the inputs used in valuing the Fund’s other financial instruments, which are carried at fair value, were as follows:

		Significant Other	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs
Other financial instruments	(Level 1)	(Level 2)	(Level 3)	Total

Written options	$0	$(1,659,757)	$0	$(1,659,757)
The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Preferred	Written
	stocks	Options

Balance as of October 31, 2009	$701,424	$(49,648)
Realized gains or losses	(45,867)	186,115
Change in unrealized gains or losses	125,627	(136,467)
Net purchases (sales)	(31,484)	0
Transfers in and/or out of Level 3	0	0

Balance as of October 31, 2010	$749,700	$0

Change in unrealized gains or losses included in earnings relating to securities still held at October 31, 2010	$0	$0

Notes to Financial Statements	Wells Fargo Advantage Global Dividend Opportunity Fund 17
4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES
Investment advisory fees
Wells Fargo Funds Management, LLC (“Funds Management”), an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the investment adviser to the Fund and is paid a fee at an annual rate of 0.95% of the Fund’s average daily total assets. Total assets consist of the net assets of the Fund plus borrowings, reverse repurchase agreements, dollar rolls or the issuance of debt securities. Prior to July 12, 2010, Evergreen Investment Management Company, LLC (“EIMC”), an affiliate of Funds Management, was the investment adviser to the Fund and was paid an annual fee at the same rate that is currently paid to Funds Management.
Funds Management may retain the services of certain investment sub-advisers to provide daily portfolio management. The fees related to investment sub-advisory services are borne directly by the investment adviser and do not increase the overall fees paid by the Fund to the investment adviser. Effective July 12, 2010, Wells Capital Management Incorporated, an affiliate of Funds Management and indirect wholly owned subsidiary of Wells Fargo, became an investment sub-adviser to the Fund and is paid a fee at an annual rate of 0.10% of the Fund’s average daily total assets. Crow Point Partners, LLC is also an investment sub-adviser to the Fund and is paid a fee at an annual rate of 0.20% of the Fund’s average daily total assets by the investment adviser for its services to the Fund.
Administration fees
Funds Management also serves as the administrator to the Fund providing the Fund with facilities, equipment and personnel. Funds Management is paid an annual administrative fee of 0.05% of the Fund’s average daily total assets. Prior to August 25, 2010, EIMC was the administrator to the Fund and was paid an annual fee at the same rate that is currently paid to Funds Management.
5. CAPITAL SHARE TRANSACTIONS
The Fund has authorized an unlimited number of shares with no par value. For the year ended October 31, 2010, the Fund issued 163,097 shares. For the year ended October 31, 2009, the Fund did not issue any new shares.
6. INVESTMENT PORTFOLIO TRANSACTIONS
Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $426,565,513 and $457,778,230, respectively, for the year ended October 31, 2010.
Due to the timing of closing short sale transactions, as of October 31, 2010, the Fund held segregated cash in the amount of $6,497,281.
7. DERIVATIVE TRANSACTIONS
During the year ended October 31, 2010, the Fund entered into written options contracts for hedging purposes, in order to reduce market exposure.
During the year ended October 31, 2010, the Fund had written option contract activities as follows:

	Number of	Premiums
	Contracts	Received

Options outstanding at October 31, 2009	6,493	$1,836,862

Options written	103,082	13,804,148

Options expired	(74,594)	(10,960,446)

Options terminated in closing purchase transactions	(23,535)	(3,276,419)

Options outstanding at October 31, 2010	11,446	$1,404,145
The Fund had average premiums received on written options in the amount of $982,985 during the year ended October 31, 2010. As of October 31, 2010, the Fund had segregated $280,000 as cash collateral for outstanding written options.

18 Wells Fargo Advantage Global Dividend Opportunity Fund	Notes to Financial Statements
Open call options written at October 31, 2010 were as follows:

Expiration Date	Index	Number of Contracts	Strike Price	Market Value	Premiums Received

11/19/2010	Amsterdam Exchange Index	436	359 EUR	$19,503	$87,597

11/19/2010	CAC 40 Index	389	4,016 EUR	62,504	97,730

11/19/2010	Dow Jones Euro Stoxx 50 Index	524	2,990 EUR	54,822	114,673

11/19/2010	IBEX 35 Index	1,376	11,407 EUR	81,929	154,581

11/19/2010	NASDAQ 100 Index	102	2,175 USD	186,951	105,672

11/19/2010	NYSE ARCA Airline Index	4,637	49 USD	846,670	150,703

11/19/2010	OMX Index	1,255	1,152 SEK	27,095	108,250

11/19/2010	PHLX Housing Sector Index	2,174	103 USD	80,894	180,442

11/19/2010	Russell 2000 Index	297	736 USD	145,996	243,611

11/19/2010	S&P 400 Mid Cap Index	256	857 USD	153,393	160,886
The fair value, realized gains or losses and change in unrealized gains or losses on derivative instruments are reflected in the appropriate financial statements.
8. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid was as follows:

	Year ended October 31,
	2010	2009

Ordinary Income	47,916,503	$38,312,219
Return of Capital	6,857,102	48,631,603
As of October 31, 2010, the components of distributable earnings on a tax basis are shown on the table below.

Unrealized	Capital Loss
Gains	Carryforward

$35,068,030	$(404,351,167)
9. CONCENTRATION RISK
The Fund invests a substantial portion of its assets in the electric utilities industry and, therefore, may be more affected by changes in that industry than would be a comparable fund whose investment are not heavily weighted in any industry.
10. INDEMNIFICATION
Under the Fund’s organizational documents, the officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
11. SUBSEQUENT DISTRIBUTION
On November 19, 2010, the Fund declared distributions from net investment income of $0.28 per share payable on January 3, 2011 to shareholders of record on December 15, 2010. This distribution is not reflected in the accompanying financial statements.

Report of Independent Registered Public Accounting Firm	Wells Fargo Advantage Global Dividend Opportunity Fund 19
BOARD OF TRUSTEES AND SHAREHOLDERS
WELLS FARGO ADVANTAGE GLOBAL DIVIDEND OPPORTUNITY FUND:
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Global Dividend Opportunity Fund (the Fund) as of October 31, 2010, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2010 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Global Dividend Opportunity Fund as of October 31, 2010, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for the periods presented, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
December 23, 2010

20 Wells Fargo Advantage Global Dividend Opportunity Fund	Other Information (Unaudited)
PROXY VOTING INFORMATION
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at www.wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s Web site at www.wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.
SPECIAL MEETING OF SHAREHOLDERS
On July 9, 2010, a Special Meeting of Shareholders was held to consider a number of proposals. The results of the proposals are indicated below.
Proposal 1 — Election of Trustees:

Net Assets Voted “For”	Leroy Keith, Jr.	$295,911,405
Net Assets Voted “Withheld”		$9,556,607
Net Assets Voted “For”	Peter G. Gordon	$295,953,699
Net Assets Voted “Withheld”		$9,514,313
Net Assets Voted “For”	Isaiah Harris, Jr.	$295,941,302
Net Assets Voted “Withheld”		$9,526,710
Net Assets Voted “For”	Judith M. Johnson	$296,043,177
Net Assets Voted “Withheld”		$9,424,835
Net Assets Voted “For”	David F. Larcker	$295,985,008
Net Assets Voted “Withheld”		$9,483,004
Net Assets Voted “For”	Olivia S. Mitchell	$295,973,659
Net Assets Voted “Withheld”		$9,494,353
Net Assets Voted “For”	Timothy J. Penny	$295,854,965
Net Assets Voted “Withheld”		$9,613,047
Net Assets Voted “For”	Michael S. Scofield	$295,925,810
Net Assets Voted “Withheld”		$9,542,202
Net Assets Voted “For”	Donald C. Willeke	$295,811,192
Net Assets Voted “Withheld”		$9,656,820

Proposal 2a — To approve an investment advisory agreement with Wells Fargo Funds Management, LLC.

Net Assets Voted “For”	$238,124,342
Net Assets Voted “Against”	$7,794,825
Net Assets Voted “Abstain”	$5,137,371

Proposal 2b — To approve a sub-advisory agreement with Crow Point Partners, LLC.

Net Assets Voted “For”	$235,765,183
Net Assets Voted “Against”	$9,142,396
Net Assets Voted “Abstain”	$6,148,959

Proposal 2c — To approve a sub-advisory agreement with Wells Capital Management Incorporated.

Net Assets Voted “For”	$236,569,143
Net Assets Voted “Against”	$8,766,953
Net Assets Voted “Abstain”	$5,720,442

Other Information (Unaudited)	Wells Fargo Advantage Global Dividend Opportunity Fund 21
FEDERAL TAX DISTRIBUTIONS
For corporate shareholders, 26.16% of ordinary income dividends paid during the fiscal year ended October 31, 2010 qualified for the dividends received deduction.
With respect to dividends paid from investment company taxable income during the fiscal year ended October 31, 2010, the Fund designates 52.12% of ordinary income and any short-term capital gain distributions as Qualified Dividend Income in accordance with the Internal Revenue Code. Complete 2010 year-end tax information will be reported on your 2010 Form 1099-DIV, which shall be provided to you in early 2011.
The Fund paid total distributions of $54,773,605 during the year ended October 31, 2010 of which 87.48% was from ordinary taxable income and 12.52% was from a non-taxable return of capital. Shareholders of the Fund will receive in early 2011 a Form 1099-DIV that will inform them of the tax character of their distributions as made by the Fund in calendar year 2010.
Pursuant to Section 853 of the Internal Revenue Code, the Fund elects to pass through foreign taxes that have been withheld at the fund level to its shareholders so that they may take a foreign tax credit. For the year ended October 31, 2010, the total amount of foreign taxes expected to be passed through to shareholders was $1,645,734 on foreign source income of $14,365,090. Complete information regarding the Fund’s foreign tax credit pass through to shareholders for 2010 will be reported in conjunction with Form 1099-DIV.

22 Wells Fargo Advantage Global Dividend Opportunity Fund	Other Information (Unaudited)
PORTFOLIO HOLDINGS INFORMATION
The complete portfolio holdings for the Fund is publicly available on the Fund’s Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.
BOARD OF TRUSTEES
The following table provides basic information about the Board of Trustees (the “Trustees”) and Officers of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 152 funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust, and four closed-end funds, including the Fund (collectively the “Fund Complex”). All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. The Board of Trustees is classified into three classes of which one is elected annually. Each Trustee serves a three-year term concurrent with the class from which the Trustee is elected. Each Officer serves an indefinite term.
Independent Trustees

Name and	Position Held and
Year of Birth	Length of Service	Principal Occupations During Past Five Years	Other Directorships

Peter G. Gordon (Born 1942)	Trustee, since 2010; Chairman, since 2010	Co-Founder, Chairman, President and CEO of Crystal Geyser. Water Company.	Asset Allocation Trust

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2010	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corporation from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Currently a member of the Iowa State University Foundation Board of Governors and a member of the Advisory Board of Iowa State University School of Business.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust

Judith M. Johnson (Born 1949)	Trustee, since 2010	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust

Leroy Keith, Jr. (Born 1939)	Trustee, since 2004	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 46 portfolios as of 12/31/09); Director, Diversapack Co. (packaging company); Asset Allocation Trust

David F. Larcker (Born 1951)	Trustee, since 2010	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Co-Director of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other Information (Unaudited)	Wells Fargo Advantage Global Dividend Opportunity Fund 23

Name and	Position Held and
Year of Birth	Length of Service	Principal Occupations During Past Five Years	Other Directorships

Olivia S. Mitchell (Born 1953)	Trustee, since 2010	International Foundation of Employee Benefit Plans Professor and Chair of the Department of Insurance and Risk Management, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

Timothy J. Penny (Born 1951)	Trustee, since 2010	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Michael S. Scofield (Born 1943)	Trustee, since 2004	Currently serves on the Investment Company Institute’s Board of Governors and Executive Committee. Former Chairman of the Independent Directors Counsel. Trustee of the Evergreen Funds from 1984 to 2010. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).	Asset Allocation Trust

Donald C. Willeke (Born 1940)	Trustee, since 2010	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010.	Asset Allocation Trust
Officers

Name and	Position Held and
Year of Birth	Length of Service	Principal Occupations During Past Five Years

Karla M. Rabusch (Born 1959)	President, since 2010	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.

C. David Messman (Born 1960)	Secretary, since 2010; Chief Legal Counsel, since 2010	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.

Kasey Phillips (Born 1970)	Treasurer, since 2005	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2006 to 2010. Treasurer of the Evergreen Funds from 2005 to 2010. Vice President and Assistant Vice President of Evergreen Investment Services, Inc. from 1999 to 2006.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2005	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Assistant Vice President, Evergreen Investment Services, Inc. from 2000 to 2004 and the head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

24 Wells Fargo Advantage Global Dividend Opportunity Fund	Other Information (Unaudited)

Name and	Position Held and
Year of Birth	Length of Service	Principal Occupations During Past Five Years

Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2010	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

Other Information (Unaudited)	Wells Fargo Advantage Global Dividend Opportunity Fund 25
BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:
At a telephonic meeting on May 11, 2010, the Trustees of the Fund, including each Trustee who is not an “interested person” of the Fund (the “Independent Trustees”), as such term is defined by the Investment Company Act of 1940, as amended (the “1940 Act”), approved an advisory agreement for the Fund with Wells Fargo Funds Management, LLC (“Funds Management”) as well as sub-advisory agreements with Crow Point Partners, LLC (“Crow Point”) and Wells Capital Management Incorporated (“Wells Capital”). Because the 1940 Act requires trustee approval of definitive advisory agreements to occur at an in-person meeting, the Trustees, including the Independent Trustees, considered and approved each of these agreements again at their in-person meeting held on June 9-10, 2010 (together with the May 11, 2010 telephonic meeting, the “Meetings”).
In considering at the Meetings whether to approve the advisory agreement with Funds Management and the sub-advisory agreements with Crow Point and Wells Capital, the Trustees took into account that they had most recently approved the annual continuation of the Fund’s prior investment advisory agreement with Evergreen Investment Management Company, LLC (“EIMC”) and sub-advisory agreement with Crow Point in September 2009. That approval followed a lengthy process during which the Trustees considered a variety of factors, including, for example, the nature and quality of services that the Fund receives, the fees that the Fund pays under the agreements, and the Fund’s investment performance, as well as a wide range of other matters that the Trustees considered to have a bearing upon the agreements.
The Trustees also considered that the advisory agreement with Funds Management and the sub-advisory agreements with Crow Point and Wells Capital were proposed in the context of the combination of the Evergreen and Wells Fargo mutual fund families. After the December 31, 2008 merger of the Wells Fargo and Wachovia organizations, representatives of the combined Wells Fargo asset management organization approached the Trustees of the Evergreen funds with a proposal to combine the Evergreen and Wells Fargo Advantage Fund families. Funds Management’s representatives cited a number of important considerations favoring an eventual combination of the fund families, including, among others, the integration of the Evergreen and Wells Fargo investment management organizations; possible economies of scale through the increased size of the combined fund family; contractual savings from service providers to the combined funds; the ability to select the best funds from each family to continue as part of the combined fund family; and more seamless integration of the Evergreen funds into the combined Wells Fargo investment and shareholder servicing platforms and programs.
Over the course of 2009 and early 2010, the Board of Trustees of the Evergreen funds met repeatedly with the management teams of Funds Management and EIMC and worked to refine the proposed combination of the fund families. For the closed-end Evergreen funds, the proposed combination involved the approval of new investment advisory and sub-advisory agreements with Funds Management and affiliated (and un-affiliated) entities, name changes, and the election of new trustees.
Throughout their consideration of the proposed combination of the fund families, the Trustees requested additional information from representatives of EIMC and Funds Management as they considered appropriate. The Trustees retained an independent industry consultant to assist them in evaluating the combination of the fund families and related information. They also met separately on numerous occasions with independent legal counsel to the Independent Trustees.
The Trustees’ determinations to approve the advisory agreement with Funds Management and the sub-advisory agreements with Crow Point and Wells Capital were based on a comprehensive evaluation of the information provided to them. During their review, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. In their discussions, the Board made clear that, although the Fund’s new agreements were proposed as part of a combination of the fund families that may well benefit the shareholders of the Evergreen funds as a whole, the Board would consider carefully the impact of the proposed combination on each Evergreen fund and its shareholders individually, and would thus evaluate the proposed advisory agreement with Funds Management and sub-advisory agreements with Crow Point and Wells Capital for the Fund independently.

26 Wells Fargo Advantage Global Dividend Opportunity Fund	Other Information (Unaudited)
The Trustees reviewed differences in the terms of the prior advisory agreement with EIMC and the proposed advisory agreement with Funds Management, and between the prior sub-advisory agreement with Crow Point and the proposed sub-advisory agreements with Crow Point and Wells Capital. The Trustees considered whether any change to the nature and quality of the comprehensive investment management services provided to the Fund would reasonably be expected as a result of adopting the proposed advisory agreement with Funds Management and sub-advisory agreements with Crow Point and Wells Capital. In this regard, they noted that the same investment management personnel presently responsible for providing investment advisory and sub-advisory services to the Fund would continue to do so under the new agreements, with the exception that Wells Capital would take over providing certain of the investment advisory services currently being performed by EIMC. The Trustees considered the research and other capabilities and resources available to the proposed portfolio managers, as well as the investment performance record of these portfolio managers in managing the Fund.
The Trustees observed that the proposed fee rate under the advisory agreement with Funds Management was identical to the fee rate under the prior advisory agreement with EIMC, and that the fee rate for Crow Point would not change. They noted that there were certain changes proposed to the fee rates under the sub-advisory agreement with Wells Capital, which would have no impact on the aggregate fees paid by the Fund for advisory services. Funds Management asserted, and the Trustees took into account, that these changes were not expected to have any impact on the quality of services provided to the Funds or on the profitability of the advisory and sub-advisory arrangements to Funds Management and its affiliates (which includes Wells Capital). The Trustees reviewed information prepared by an independent data provider regarding the Fund’s management fee and other expenses relative to the fees and expenses of other peer funds. They noted that the Fund’s management fees were higher than the fees of many of its peer funds, but determined on the basis of the information presented that the Fund’s fees did not appear excessive. During the course of their consideration of fees, the Trustees noted that in certain cases, Funds Management and/or its affiliates provide to other clients (including principally other existing Evergreen funds) advisory services that are comparable in some degree to the advisory services that they would provide to the Fund, and considered comparative fee information, as well as information regarding similarities and differences in the services provided, in this regard. In light, in part, of the fact that there were material differences between the Fund’s investment program and the investment programs of these other clients, the Trustees did not consider the comparative fee information to be particularly useful in their consideration of the Fund’s proposed agreements.
The Trustees considered that, although the Fund was not making a continuous offering of its shares so that the likelihood of achieving economies of scale following the Fund’s initial offering was relatively low, the Fund may potentially benefit to the extent that contractual arrangements with service providers to the combined fund family could be negotiated on a more favorable basis as a result of the increased scale of the combined fund family. They also considered information provided to them regarding the profitability of the advisory fees paid under the prior advisory agreement to EIMC, and regarding the anticipated profitability of such fees to Funds Management under the proposed advisory agreement, and determined that the profitability of these arrangements was not so high as to prevent their approving the new agreements.

Wells Fargo Advantage Global Dividend Opportunity Fund 27
AUTOMATIC DIVIDEND REINVESTMENT PLAN
All common shareholders are eligible to participate in the Automatic Dividend Reinvestment Plan (“the Plan”). Pursuant to the Plan, unless a common shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions are automatically reinvested by Computershare Trust Company, N.A., as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in shares of common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open-market (open-market purchases) on the NYSE Amex or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (“market premium”), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value or market premium (“market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 43010, Providence, Rhode Island 02940-3010 or by calling 1-800-730-6001.

28 Wells Fargo Advantage Global Dividend Opportunity Fund	List of Abbreviations
The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG	—	Association of Bay Area Governments
ADR	—	American Depositary Receipt
ADS	—	American Depository Shares
AMBAC	—	American Municipal Bond Assurance Corporation
AMT	—	Alternative Minimum Tax
ARM	—	Adjustable Rate Mortgages
AUD	—	Australian Dollar
BART	—	Bay Area Rapid Transit
BRL	—	Brazil Real
CAD	—	Canadian Dollar
CDA	—	Community Development Authority
CDO	—	Collateralized Debt Obligation
CDSC	—	Contingent Deferred Sales Charge
CGIC	—	Capital Guaranty Insurance Company
CGY	—	Capital Guaranty Corporation
CHF	—	Swiss Franc
CIFG	—	CDC (Caisse des Dépôts et Consignations) IXIS Financial Guarantee
COP	—	Certificate of Participation
CP	—	Commercial Paper
CTF	—	Common Trust Fund
DEM	—	Deutsche Mark
DKK	—	Danish Krone
DW&P	—	Department of Water & Power
DWR	—	Department of Water Resources
ECFA	—	Educational & Cultural Facilities Authority
EDFA	—	Economic Development Finance Authority
ETET	—	Eagle Tax-Exempt Trust
ETF	—	Exchange-Traded Fund
EUR	—	Euro
FFCB	—	Federal Farm Credit Bank
FGIC	—	Financial Guaranty Insurance Corporation
FHA	—	Federal Housing Authority
FHAG	—	Federal Housing Agency
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corporation
FNMA	—	Federal National Mortgage Association
FRF	—	French Franc
FSA	—	Farm Service Agency
GBP	—	Great British Pound
GDR	—	Global Depositary Receipt
GNMA	—	Government National Mortgage Association
GO	—	General Obligation
HCFR	—	Healthcare Facilities Revenue
HEFA	—	Health & Educational Facilities Authority
HEFAR	—	Higher Education Facilities Authority Revenue
HFA	—	Housing Finance Authority
HFFA	—	Health Facilities Financing Authority
HKD	—	Hong Kong Dollar
HUD	—	Housing & Urban Development
HUF	—	Hungarian Forint
IDA	—	Industrial Development Authority
IDAG	—	Industrial Development Agency
IDR	—	Industrial Development Revenue
IEP	—	Irish Pound
JPY	—	Japanese Yen
KRW	—	Republic of Korea Won
LIBOR	—	London Interbank Offered Rate
LLC	—	Limited Liability Company
LOC	—	Letter of Credit
LP	—	Limited Partnership
MBIA	—	Municipal Bond Insurance Association
MFHR	—	Multi-Family Housing Revenue
MFMR	—	Multi-Family Mortgage Revenue
MMD	—	Municipal Market Data
MTN	—	Medium Term Note
MUD	—	Municipal Utility District
MXN	—	Mexican Peso
MYR	—	Malaysian Ringgit
NATL-RE	—	National Public Finance Guarantee Corporation
NLG	—	Netherlands Guilder
NOK	—	Norwegian Krone
NZD	—	New Zealand Dollar
PCFA	—	Pollution Control Finance Authority
PCR	—	Pollution Control Revenue
PFA	—	Public Finance Authority
PFFA	—	Public Facilities Financing Authority
plc	—	Public Limited Company
PLN	—	Polish Zloty
PSFG	—	Public School Fund Guaranty
R&D	—	Research & Development
RDA	—	Redevelopment Authority
RDFA	—	Redevelopment Finance Authority
REITS	—	Real Estate Investment Trusts
SEK	—	Swedish Krona
SFHR	—	Single Family Housing Revenue
SFMR	—	Single Family Mortgage Revenue
SGD	—	Singapore Dollar
SKK	—	Slovakian Koruna
SLMA	—	Student Loan Marketing Association
SPDR	—	Standard & Poor’s Depositary Receipts
STIT	—	Short-Term Investment Trust
TBA	—	To Be Announced
TRAN	—	Tax Revenue Anticipation Notes
TRY	—	Turkish Lira
USD	—	United States Dollar
XLCA	—	XL Capital Assurance
ZAR	—	South African Rand

Transfer Agent, Registrar, Shareholder Servicing Agent & Dividend Disbursing Agent:
Computershare Trust Company, N.A.
P.O. Box 43010 Providence, RI 02940-3010 1-800-730-6001

Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Wells Fargo Funds Management, LLC, is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s broker/dealer subsidiaries.

NOT FDIC INSURED ▪ NO BANK GUARANTEE ▪ MAY LOSE VALUE

© 2009 Wells Fargo Funds Management, LLC. All rights reserved.	| www.wellsfargo.com/advantagefunds |	127200 12-10 AGDO/AR142 10-10

ITEM 2. CODE OF ETHICS
As of the end of the period, October 31, 2010, Wells Fargo Advantage Global Dividend Opportunity Fund has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT
The Board of Trustees of Wells Fargo Advantage Global Dividend Opportunity Fund has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES
(a) Audit Fees — Provided below are the aggregate fees billed for the fiscal years ended October 31, 2009 and October 31, 2010 for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.
For the fiscal years ended October 31, 2009 and October 31, 2010, the Audit Fees were $39,600 and $40,600, respectively.
(b) Audit-Related Fees — There were no audit-related fees incurred for the fiscal years ended October 31, 2009 and October 31, 2010 for assurance and related services by the principal accountant for the Registrant.
(c) Tax Fees — Provided below are the aggregate fees billed for the fiscal years ended October 31, 2009 and October 31, 2010 for professional services rendered by the principal accountant for the Registrant for tax compliance, tax advice, and tax planning.
For the fiscal years ended October 31, 2009 and October 31, 2010, the Tax Fees were $0 and $1,620, respectively. The incurred Tax Fees are comprised of excise tax review services.
For the fiscal years ended October 31, 2009 and October 31, 2010, the Tax Fees were $0 and $2,420, respectively. The incurred Tax Fees are comprised of tax preparation and consulting services.
(d) All Other Fees — There were no other fees incurred for the fiscal years ended October 31, 2009 and October 31, 2010.
(e)(1) The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services to Wells Fargo Advantage Global Dividend Opportunity Fund; (2) non-audit tax or compliance consulting or training services provided to the Fund by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to the Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.
(e)(2) Not Applicable.
(f) Not Applicable.
(g) Provided below are the aggregate non-audit fees billed for the fiscal years ended October 31, 2009 and October 31, 2010, by the principal accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant.
For the fiscal year ended October 31, 2009, the Registrant’s investment adviser incurred non-audit fees in the amount of $480,000. The non-audit fees for the year ended October 31, 2009 consisted of the aggregate fees for non-audit services rendered to the Fund and the investment advisor.

(h) The Registrant’s audit committee of the board of directors has determined that non-audit services rendered to the registrant’s investment adviser, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of the Regulation S-X, does not compromise the independence of the principal accountant.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS
Not applicable.
ITEMS 6. SCHEDULE OF INVESTMENTS
The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES
PROXY VOTING POLICIES AND PROCEDURES
REVISED AS OF AUGUST 25, 2010
1. Scope of Policies and Procedures. These Policies and Procedures (“Procedures”) are used to determine how to vote proxies relating to portfolio securities held by the series of Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Asset Allocation Trust, Wells Fargo Advantage Global Dividend Opportunity Fund, Wells Fargo Advantage Income Opportunities Fund, Wells Fargo Advantage Multi-Sector Income Fund, and Wells Fargo Advantage Utilities & High Income Fund (the “Trusts”) except for those series that exclusively hold non-voting securities (hereafter, all such series, and all such Trusts not having separate series, holding voting securities are referred to as the “Funds”).
2. Voting Philosophy. The Funds and Wells Fargo Funds Management, LLC (“Funds Management”) have adopted these Procedures to ensure that proxies are voted in the best interests of Fund shareholders, without regard to any relationship that any affiliated person of the Fund (or an affiliated person of such affiliated person) may have with the issuer. Funds Management exercises its voting responsibility, as a fiduciary, with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership, the Funds support sound corporate governance practices within companies in which they invest.
3. Responsibilities
(a) Board of Trustees. The Board of Trustees of each Trust (the “Board”) has delegated the responsibility for voting proxies relating to the Funds’ portfolio securities to Funds Management. The Board retains the authority to make or ratify any voting decisions or approve any changes to these Procedures as the Board deems appropriate. Funds Management will provide reports to the Board regarding voting matters when and as reasonably requested by the Board. The Board shall review these Procedures as often as it deems appropriate to consider whether any revisions are warranted. On an annual basis, the Board shall receive and review a report from Funds Management on the proxy voting process.
(b) Funds Management Proxy Committee
(i) Responsibilities. The Funds Management Proxy Voting Committee (the “Proxy Committee”) shall be responsible for overseeing the proxy voting process to ensure its implementation in conformance with these Procedures. The Proxy Committee shall monitor Risk Metrics Group (“Risk Metrics”), the proxy voting agent for Funds Management, to determine that Risk Metrics is accurately applying the Procedures as set forth herein. The Proxy Committee shall review the continuing appropriateness of the Procedures set forth herein, recommend revisions to the Board as necessary and provide an annual update to the Board on the proxy voting process.

(ii) Voting Guidelines. Appendix A hereto sets forth guidelines regarding how proxies will be voted on the issues specified. Risk Metrics will vote proxies for or against as directed by the guidelines. Where the guidelines specify a “case by case” determination for a particular issue, Risk Metrics will forward the proxy to the Proxy Committee for a vote determination by the Proxy Committee. Finally, with respect to issues for which a vote for or against is specified by the Procedures, the Proxy Committee shall have the authority to direct Risk Metrics to forward the proxy to the Proxy Committee for a discretionary vote by the Proxy Committee if the Proxy Committee determines that a case-by-case review of such matter is warranted. The Proxy Committee may also consult Fund sub-advisers on certain proxy voting issues on a case-by-case basis as the Proxy Committee deems appropriate or to the extent that a sub-adviser of a Fund makes a recommendation regarding a proxy voting issue. As a general matter, however, proxies are voted consistently on the same matter when securities of an issuer are held by multiple Funds.
(iii) Proxy Committee. In all cases, the Proxy Committee will exercise its voting discretion in accordance with the voting philosophy of the Funds. In cases where a proxy is forwarded by Risk Metrics to the Proxy Committee, the Proxy Committee may be assisted in its voting decision through receipt of: (i) independent research and voting recommendations provided by Risk Metrics or other independent sources; (ii) input from the investment sub-adviser responsible for purchasing the security; and (iii) information provided by company management and shareholder groups.
Voting decisions made by the Proxy Committee will be reported to Risk Metrics to ensure that the vote is registered in a timely manner and included in Form N-PX reporting.
(iv) Securities on Loan. As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy). However, if the Proxy Committee is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs the loss in lending revenue that would result from recalling the security (i.e., if there is a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.
(v) Practical Limitations to Proxy Voting. While Funds Management uses its best efforts to vote proxies, in certain circumstances it may be impractical or impossible for Funds Management to vote proxies (e.g., limited value or unjustifiable costs). For example, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Due to these restrictions, Funds Management must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. As a result, Funds Management will generally not vote those proxies in the absence of an unusual, significant vote or compelling economic importance. Additionally, Funds Management may not be able to vote proxies for certain foreign securities if Funds Management does not receive the proxy statement in time to vote the proxies due to custodial processing delays.
(vi) Conflicts of Interest. Funds Management may have a conflict of interest regarding a proxy to be voted upon if, for example, Funds Management or its affiliates have other relationships with the issuer of the proxy. In most instances, conflicts of interest are avoided through a strict and objective application of the voting guidelines attached hereto. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise require a vote by the Proxy Committee, the Proxy Committee shall address the material conflict by using any of the following methods: (1) instructing Risk Metrics to vote in accordance with the recommendation Risk Metrics makes to its clients; (2) disclosing the conflict to the Board and obtaining their consent before voting; (3) submitting the matter to the Board to exercise its authority to vote on such matter; (4) engaging an independent fiduciary who will direct the Proxy Committee on voting instructions for the proxy; (5) consulting with outside legal counsel for guidance on resolution of the conflict of interest; (6) erecting information barriers around the person or persons making voting decisions; (7) voting in proportion to other shareholders (“mirror voting”); or (8) voting in other ways that are consistent with each Fund’s obligation to vote in the best interests of its shareholders. Additionally, the Proxy Committee will not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Fund (such as a sub-adviser or principal underwriter) or any affiliated persons of such affiliated persons and the Proxy Committee will vote all such matters without regard to the conflict.

(vii) Meetings. The Proxy Committee shall convene as needed and when discretionary voting determinations need to be considered, and shall have the authority to act by vote of a majority of the Proxy Committee members available at that time. The Proxy Committee shall also meet at least semi-annually to review the Procedures and the performance of Risk Metrics in exercising its proxy voting responsibilities.
(viii) Membership. The voting members of the Proxy Committee shall be Tom Biwer, Travis Keshemberg, Patrick McGuinnis and Erik Sens. Andrew Owen shall be a non-voting member and serve in an advisory capacity on the Proxy Committee. Changes to the membership of the Proxy Committee will be made only with Board approval. Upon departure from Funds Management, a member’s position on the Proxy Committee will automatically terminate.
4. Disclosure of Policies and Procedures. Each Fund shall disclose in its statement of additional information a description of the policies and procedures it uses to determine how to vote proxies relating to securities held in its portfolio. In addition, each Fund shall disclose in its semi- and annual reports that a description of its proxy voting policies and procedures is available without charge, upon request, by calling 1-800-222-8222, on the Fund’s web site at www.wellsfargo.com/advantagefunds and on the Securities and Exchange Commission’s website at http://www.sec.gov.
5. Disclosure of Proxy Voting Record. Each Trust shall file with the Commission an annual report on Form N-PX not later than October 31 of each year (beginning October 31, 2004), containing the Trust’s proxy voting record for the most recent twelve-month period ended June 30.
Each Fund shall disclose in its statement of additional information and semi- and annual reports that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ web site at www.wellsfargo.com/advantagefunds or by accessing the Commission’s web site at www.sec.gov.
Each Fund shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which the Fund was entitled to vote:
• The name of the issuer of the portfolio security;
• The exchange ticker symbol of the portfolio security;
• The Council of Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security (unless the CUSIP is not available through reasonably practicable means, in which case it will be omitted);
• The shareholder meeting date;
• A brief identification of the matter voted on;
• Whether the matter was proposed by the issuer or by a security holder;
• Whether the Fund cast its vote on the matter;
• How the Fund cast its vote (e.g. for or against a proposal, or abstain; for or withhold regarding election of directors); and
• Whether the Fund cast its vote for or against management.
Form N-PX shall be made available to Fund shareholders through the SEC web site.
APPENDIX A
TO
PROXY VOTING POLICIES AND PROCEDURES
Funds Management will vote proxies relating to portfolio securities held by the Trusts in accordance with the following proxy voting guidelines. To the extent the specific guidelines below do not address a proxy voting proposal, Funds Management will vote pursuant to Risk Metrics’ current U.S. and International proxy voting guidelines. Proxies for securities held by the Wells Fargo Advantage Social Awareness Fund related to social and environmental proposals will be voted pursuant to Risk Metrics’ current SRI Proxy Voting Guidelines. In addition, proxies related to issues not addressed by the specific guidelines below or by Risk Metrics’ current U.S. and International proxy voting guidelines will be forwarded to the Proxy Committee for a vote determination by the Proxy Committee.

Uncontested Election of Directors or Trustees

THE FUNDS will generally vote for all uncontested director or trustee nominees. The Nominating Committee is in the best position to select nominees who are available and capable of working well together to oversee management of the company. THE FUNDS will not require a performance test for directors.
FOR

THE FUNDS will generally vote for reasonably crafted shareholder proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors, unless the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard.
FOR

THE FUNDS will withhold votes for a director if the nominee fails to attend at least 75% of the board and committee meetings without a valid excuse.	WITHHOLD

THE FUNDS will vote against routine election of directors if any of the following apply: company fails to disclose adequate information in a timely manner, serious issues with the finances, questionable transactions, conflicts of interest, record of abuses against minority shareholder interests, bundling of director elections, and/or egregious governance practices.
AGAINST

THE FUNDS will withhold votes from the entire board (except for new nominees) where the director(s) receive more than 50% withhold votes out of those cast and the issue that was the underlying cause of the high level of withhold votes has not been addressed.
WITHHOLD

THE FUNDS will withhold votes from members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures, are identified.
WITHHOLD

THE FUNDS will withhold votes from members of the Audit Committee if the company receives an adverse opinion on the company’s financial statements from its auditor.	WITHHOLD

THE FUNDS will withhold votes from members of the Audit Committee if there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.
WITHHOLD

Ratification of Auditors

THE FUNDS will vote against auditors and withhold votes from audit committee members if non-audit fees are greater than audit fees, audit-related fees, and permitted tax fees, combined. THE FUNDS will follow the disclosure categories being proposed by the SEC in applying the above formula.
AGAINST/ WITHHOLD

With the above exception, THE FUNDS will generally vote for proposals to ratify auditors unless:	FOR

• an auditor has a financial interest in or association with the company, and is therefore not independent, or	AGAINST

• there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.	AGAINST

THE FUNDS will vote against proposals that require auditors to attend annual meetings as auditors are regularly reviewed by the board audit committee, and such attendance is unnecessary.	AGAINST

THE FUNDS will consider shareholder proposals requiring companies to prohibit their auditors from engaging in non-audit services on a case-by-case basis (or cap level of non-audit services).	CASE-BY-CASE

THE FUNDS will vote for shareholder proposals requesting a shareholder vote for audit firm ratification.	FOR

THE FUNDS will vote against shareholder proposals asking for audit firm rotation. This practice is viewed as too disruptive and too costly to implement for the benefit achieved.	AGAINST

Company Name Change/Purpose

THE FUNDS will vote for proposals to change the company name as management and the board is best suited to determine if such change in company name is necessary.	FOR

However, where the name change is requested in connection with a reorganization of the company, the vote will be based on the merits of the reorganization.	CASE-BY-CASE

In addition, THE FUNDS will generally vote for proposals to amend the purpose of the company. Management is in the best position to know whether the description of what the company does is accurate, or whether it needs to be updated by deleting, adding or revising language.
FOR

Employee Stock Purchase Plans/401(k) Employee Benefit Plans

THE FUNDS will vote for proposals to adopt, amend or increase authorized shares for employee stock purchase plans and 401(k) plans for employees as properly structured plans enable employees to purchase common stock at a slight discount and thus own a beneficial interest in the company, provided that the total cost of the company’s plan is not above the allowable cap for the company.
FOR

Similarly, THE FUNDS will generally vote for proposals to adopt or amend thrift and savings plans, retirement plans, pension plans and profit plans.	FOR

Approve Other Business

THE FUNDS will generally vote for proposals to approve other business. This transfer of authority allows the corporation to take certain ministerial steps that may arise at the annual or special meeting.
FOR

However, THE FUNDS retains the discretion to vote against such proposals if adequate information is not provided in the proxy statement, or the measures are significant and no further approval from shareholders is sought.
AGAINST

Independent Board of Directors/Board Committees

THE FUNDS will vote for proposals requiring that two-thirds of the board be independent directors. An independent board faces fewer conflicts and is best prepared to protect stockholders’ interests.	FOR

THE FUNDS will withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.	WITHHOLD

THE FUNDS will withhold votes from compensation committee members where there is a pay-for-performance disconnect (for Russell 3000 companies).	WITHHOLD

THE FUNDS will vote for proposals requesting that the board audit, compensation and/or nominating committees be composed of independent directors, only. Committees should be composed entirely of independent directors in order to avoid conflicts of interest.
FOR

THE FUNDS will withhold votes from any insiders or affiliated outsiders on audit, compensation or nominating committees. THE FUNDS will withhold votes from any insiders or affiliated outsiders on the board if any of these key committees has not been established.
WITHHOLD

THE FUNDS will vote against proposals from shareholders requesting an independent compensation consultant.	AGAINST

Minimum Stock Requirements by Directors

THE FUNDS will vote against proposals requiring directors to own a minimum number of shares of company stock in order to qualify as a director, or to remain on the board. Minimum stock ownership requirements can impose an across-the-board requirement that could prevent qualified individuals from serving as directors.
AGAINST

Indemnification and Liability Provisions for Directors and Officers

THE FUNDS will vote for proposals to allow indemnification of directors and officers, when the actions taken were on behalf of the company and no criminal violations occurred. THE FUNDS will also vote in favor of proposals to purchase liability insurance covering liability in connection with those actions. Not allowing companies to indemnify directors and officers to the degree possible under the law would limit the ability of the company to attract qualified individuals.
FOR

Alternatively, THE FUNDS will vote against indemnity proposals that are overly broad. For example, THE FUNDS will oppose proposals to indemnify directors for acts going beyond mere carelessness, such as gross negligence, acts taken in bad faith, acts not otherwise allowed by state law or more serious violations of fiduciary obligations.
AGAINST

Nominee Statement in the Proxy

THE FUNDS will vote against proposals that require board nominees to have a statement of candidacy in the proxy, since the proxy statement already provides adequate information pertaining to the election of directors.
AGAINST

Limitation on Number of Boards a Director May Sit On

THE FUNDS will withhold votes from directors who sit on more than six boards.	WITHHOLD

THE FUNDS will withhold votes from CEO directors who sit on more than two outside boards besides their own.	WITHHOLD

Director Tenure/Retirement Age

THE FUNDS will vote against proposals to limit the tenure of directors as such limitations based on an arbitrary number could prevent qualified individuals from serving as directors. However, THE FUNDS is in favor of inserting cautionary language when the average director tenure on the board exceeds 15 years for the entire board.
AGAINST

The Funds will vote for proposals to establish a mandatory retirement age for directors provided that such retirement age is not less than 65.	FOR

Board Powers/Procedures/Qualifications

THE FUNDS will consider on a case-by-case basis proposals to amend the corporation’s By-laws so that the Board of Directors shall have the power, without the assent or vote of the shareholders, to make, alter, amend, or rescind the By-laws, fix the amount to be reserved as working capital, and fix the number of directors and what number shall constitute a quorum of the Board. In determining these issues, THE FUNDS will rely on the proxy voting Guidelines.
CASE-BY-CASE

Loans to Officers

THE FUNDS will consider on a case-by-case basis proposals to authorize the corporation to make loans or to guarantee the obligations of officers of the corporation or any of its affiliates.	CASE-BY-CASE

Adjourn Meeting to Solicit Additional Votes

THE FUNDS will examine proposals to adjourn the meeting to solicit additional votes on a case-by-case basis. As additional solicitation may be costly and could result in coercive pressure on shareholders, THE FUNDS will consider the nature of the proposal and its vote recommendations for the scheduled meeting.
CASE-BY-CASE

THE FUNDS will vote for this item when:

THE FUNDS is supportive of the underlying merger proposal; the company provides a sufficient, compelling reason to support the adjournment proposal; and the authority is limited to adjournment proposals requesting the authority to adjourn solely to solicit proxies to approve a transaction THE FUNDS supports.
FOR

Contested Election of Directors or Trustees Reimbursement of Solicitation Expenses

THE FUNDS will consider contested elections on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management’s track record; background of the proxy contest; qualifications of director or trustee nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.
CASE-BY-CASE

In addition, decisions to provide reimbursement for dissidents waging a proxy contest are made on a case-by-case basis as proxy contests are governed by a mix of federal regulation, state law, and corporate charter and bylaw provisions.
CASE-BY-CASE

Board Structure: Staggered vs. Annual Elections

THE FUNDS will consider the issue of classified boards on a case-by-case basis. In some cases, the division of the board into classes, elected for staggered terms, can entrench the incumbent management and make them less responsive to shareholder concerns. On the other hand, in some cases, staggered elections may provide for the continuity of experienced directors on the Board.
CASE-BY-CASE

Removal of Directors

THE FUNDS will consider on a case-by-case basis proposals to eliminate shareholders’ rights to remove directors with or without cause or only with approval of two-thirds or more of the shares entitled to vote.
CASE-BY-CASE

However, a requirement that a 75% or greater vote be obtained for removal of directors is abusive and will warrant a vote against the proposal.	AGAINST

Board Vacancies

THE FUNDS will vote against proposals that allow the board to fill vacancies without shareholder approval as these authorizations run contrary to basic shareholders’ rights.	AGAINST

Alternatively, THE FUNDS will vote for proposals that permit shareholders to elect directors to fill board vacancies.	FOR

Cumulative Voting

THE FUNDS will vote on proposals to permit or eliminate cumulative voting on a case-by-case basis based upon the existence of a counter balancing governance structure and company performance, in accordance with its proxy voting guideline philosophy. However, if the board is elected annually we will not support cumulative voting.
CASE-BY-CASE

Shareholders’ Right To Call A Special Meeting
Shareholder Ability to Act by Written Consent

Proposals providing that stockholder action may be taken only at an annual or special meeting of stockholder and not by written consent, or increasing the shareholder vote necessary to call a special meeting, will be voted on a case by case basis in accordance with the proxy voting guidelines.
CASE-BY-CASE

Board Size

THE FUNDS will vote for proposals that seek to fix the size of the board, as the ability for management to increase or decrease the size of the board in the face of a proxy contest may be used as a takeover defense.
FOR

However, if the company has cumulative voting, downsizing the board may decrease a minority shareholder’s chances of electing a director.

By increasing the size of the board, management can make it more difficult for dissidents to gain control of the board. Fixing the size of the board also prevents a reduction in the board size as a means to oust independent directors or those who cause friction within an otherwise homogenous board.

Shareholder Rights Plan (Poison Pills)

THE FUNDS will generally vote for proposals that request a company to submit its poison pill for shareholder ratification.	FOR

THE FUNDS will withhold votes from all directors (except for new nominees) if the company has adopted or renewed a poison pill without shareholder approval since the company’s last annual meeting, does not put the pill to a vote at the current annual meeting, and does not have a requirement or does not commit to put the pill to shareholder vote within 12 months. In addition, THE FUNDS will withhold votes on all directors at any company that responds to the majority of the shareholders voting by putting the poison pill to a shareholder vote with a recommendation other than to eliminate the pill.
WITHHOLD

Alternatively, THE FUNDS will analyze proposals to redeem a company’s poison pill, or requesting the ratification of a poison pill on a case-by-case basis.	CASE-BY-CASE

Poison pills are one of the most potent anti-takeover measures and are generally adopted by boards without shareholder approval. These plans harm shareholder value and entrench management by deterring stock acquisition offers that are not favored by the board.

Fair Price Provisions

THE FUNDS will consider fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed mechanism, the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.
CASE-BY-CASE

THE FUNDS will vote against fair price provisions with shareholder vote requirements of 75% or more of disinterested shares.	AGAINST

Greenmail

THE FUNDS will generally vote in favor of proposals limiting the corporation’s authority to purchase shares of common stock (or other outstanding securities) from a holder of a stated interest (5% or more) at a premium unless the same offer is made to all shareholders. These are known as “anti-greenmail” provisions. Greenmail discriminates against rank-and-file shareholders and may have an adverse effect on corporate image.
FOR

If the proposal is bundled with other charter or bylaw amendments, THE FUNDS will analyze such proposals on a case-by-case basis. In addition, THE FUNDS will analyze restructurings that involve the payment of pale greenmail on a case-by-case basis.
CASE-BY-CASE

Voting Rights

THE FUNDS will vote for proposals that seek to maintain or convert to a one-share, one-vote capital structure as such a principle ensures that management is accountable to all the company’s owners.	FOR

Alternatively, THE FUNDS will vote against any proposals to cap the number of votes a shareholder is entitled to. Any measure that places a ceiling on voting may entrench management and lessen its interest in maximizing shareholder value.
AGAINST

Dual Class/Multiple-Voting Stock

THE FUNDS will vote against proposals that authorize, amend or increase dual class or multiple-voting stock which may be used in exchanges or recapitalizations. Dual class or multiple-voting stock carry unequal voting rights, which differ from those of the broadly traded class of common stock.
AGAINST

Alternatively, THE FUNDS will vote for the elimination of dual class or multiple-voting stock, which carry different rights than the common stock.	FOR

Supermajority Vote Provisions

THE FUNDS will generally consider on a case-by-case basis proposals to increase the shareholder vote necessary to approve mergers, acquisitions, sales of assets etc. and to amend the corporation’s charter or by-laws. The factors considered are those specified in the proxy guidelines.
CASE-BY-CASE

However, a supermajority requirement of 75% or more is abusive and THE FUNDS will vote against proposals that provide for them.	AGAINST

Supermajority vote provisions require voting approval in excess of a simple majority of the outstanding shares for a proposal. Companies may include supermajority lock-in provisions, which occur when changes are made to a corporation’s governing documents, and once approved, a supermajority vote is required to amend or repeal the changes.

Confidential Voting

THE FUNDS will vote for proposals to adopt confidential voting.	FOR

Vote Tabulations

THE FUNDS will vote against proposals asking corporations to refrain from counting abstentions and broker non-votes in their vote tabulations and to eliminate the company’s discretion to vote unmarked proxy ballots. Vote counting procedures are determined by a number of different standards, including state law, the federal proxy rules, internal corporate policies, and mandates of the various stock exchanges.
AGAINST

Equal Access to the Proxy

THE FUNDS will evaluate Shareholder proposals requiring companies to give shareholders access to the proxy ballot for the purpose of nominating board members, on a case-by-case basis taking into account the ownership threshold proposed in the resolution and the proponent’s rationale for the proposal at the targeted company in terms of board and director conduct.
CASE-BY-CASE

Disclosure of Information

THE FUNDS will vote against shareholder proposals requesting fuller disclosure of company policies, plans, or business practices. Such proposals rarely enhance shareholder return and in many cases would require disclosure of confidential business information.
AGAINST

Annual Meetings

THE FUNDS will vote for proposals to amend procedures or change date or location of the annual meeting. Decisions as to procedures, dates or locations of meetings are best placed with management.	FOR

Alternatively, THE FUNDS will vote against proposals from shareholders calling for a change in the location or date of annual meetings as no date or location proposed will be acceptable to all shareholders.
AGAINST

THE FUNDS will generally vote in favor of proposals to reduce the quorum necessary for shareholders’ meetings, subject to a minimum of a simple majority of the company’s outstanding voting shares.	FOR

Shareholder Advisory Committees/Independent Inspectors

THE FUNDS will vote against proposals seeking to establish shareholder advisory committees or independent inspectors. The existence of such bodies dilutes the responsibility of the board for managing the affairs of the corporation.
AGAINST

Technical Amendments to the Charter of Bylaws

THE FUNDS will generally vote in favor of charter and bylaw amendments proposed solely to conform to modern business practices, for simplification, or to comply with what management’s counsel interprets as applicable law.
FOR

However, amendments that have a material effect on shareholder’s rights will be considered on a case-by-case basis.	CASE-BY-CASE

Bundled Proposals

THE FUNDS will vote for bundled or “conditional” proxy proposals on a case-by-case basis, as THE FUNDS will examine the benefits and costs of the packaged items, and determine if the effect of the conditioned items are in the best interests of shareholders.
CASE-BY-CASE

Common Stock Authorizations/Reverse Stock Splits/Forward Stock Splits

THE FUNDS will follow the Risk Metrics capital structure model in evaluating requested increases in authorized common stock. In addition, even if capital requests of less than or equal to 300% of outstanding shares fail the calculated allowable cap, THE FUNDS will evaluate the request on a case-by-case basis, potentially voting for the proposal based on the company’s performance and whether the company’s ongoing use of shares has shown prudence. Further, the company should identify what the stock increases are to be used for, i.e. a proposed stock split, issuance of shares for acquisitions, or for general business purposes.
CASE-BY-CASE

Also to be considered is whether the purpose of the proposed increase is to strengthen takeover defenses, in which case THE FUNDS will vote against the proposal. Such increases give management too much power and are beyond what a company would normally need during the course of a year. They may also allow management to freely place the shares with an allied institution or set the terms and prices of the new shares.
AGAINST

For reverse stock splits, THE FUNDS will generally vote for proposals to implement the split provided the number of authorized common shares is reduced to a level that does not represent an unreasonably large increase in authorized but unissued shares. The failure to reduce authorized shares proportionally to any reverse split has potential adverse anti-takeover consequences. However, such circumstances may be warranted if delisting of the company’s stock is imminent and would result in greater harm to shareholders than the excessive share authorization.
FOR

THE FUNDS will evaluate “Going Dark” transactions, which allow listed companies to de-list and terminate the registration of their common stock on a case-by-case basis, determining whether the transaction enhances shareholder value.
CASE-BY-CASE

THE FUNDS will generally vote in favor of forward stock splits.	FOR

Dividends

THE FUNDS will vote for proposals to allocate income and set dividends.	FOR

THE FUNDS will also vote for proposals that authorize a dividend reinvestment program as it allows investors to receive additional stock in lieu of a cash dividend.	FOR

However, if a proposal for a special bonus dividend is made that specifically rewards a certain class of shareholders over another, THE FUNDS will vote against the proposal.	AGAINST

THE FUNDS will also vote against proposals from shareholders requesting management to redistribute profits or restructure investments. Management is best placed to determine how to allocate corporate earnings or set dividends.
AGAINST

In addition, THE FUNDS will vote for proposals to set director fees.	FOR

Reduce the Par Value of the Common Stock

THE FUNDS will vote for proposals to reduce the par value of common stock.	FOR

Preferred Stock Authorization

THE FUNDS will generally vote for proposals to create preferred stock in cases where the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, or where the stock may be used to consummate beneficial acquisitions, combinations or financings.
FOR

Alternatively, THE FUNDS will vote against proposals to authorize or issue preferred stock if the board has asked for the unlimited right to set the terms and conditions for the stock and may issue it for anti-takeover purposes without shareholder approval (blank check preferred stock).
AGAINST

In addition, THE FUNDS will vote against proposals to issue preferred stock if the shares to be used have voting rights greater than those available to other shareholders.	AGAINST

THE FUNDS will vote for proposals to require shareholder approval of blank check preferred stock issues for other than general corporate purposes (white squire placements).	FOR

Finally, THE FUNDS will consider on a case-by-case basis proposals to modify the rights of preferred shareholders and to increase or decrease the dividend rate of preferred stock.	CASE-BY-CASE

Reclassification of Shares

THE FUNDS will consider proposals to reclassify a specified class or series of shares on a case-by-case basis.	CASE-BY-CASE

Preemptive Rights

THE FUNDS will generally vote for proposals to eliminate preemptive rights. Preemptive rights are unnecessary to protect shareholder interests due to the size of most modern companies, the number of investors and the liquidity of trading.
FOR

Share Repurchase Plans

THE FUNDS will vote for share repurchase plans, unless:	FOR

• there is clear evidence of past abuse of the authority; or	AGAINST

• the plan contains no safeguards against selective buy-backs.	AGAINST

Corporate stock repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns.

Executive and Director Compensation Plans

THE FUNDS will analyze on a case-by-case basis proposals on executive or director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having high payout sensitivity to increases in shareholder value. Such proposals may seek shareholder approval to adopt a new plan, or to increase shares reserved for an existing plan.
CASE-BY-CASE

THE FUNDS will review the potential cost and dilutive effect of the plan. After determining how much the plan will cost, Risk Metrics evaluates whether the cost is reasonable by comparing the cost to an allowable cap. The allowable cap is industry-specific, market cap-base, and pegged to the average amount paid by companies performing in the top quartile of their peer groups. If the proposed cost is below the allowable cap, THE FUNDS will vote for the plan. Risk Metrics will also apply a pay for performance overlay in assessing equity-based compensation plans for Russell 3000 companies.
FOR

If the proposed cost is above the allowable cap, THE FUNDS will vote against the plan.	AGAINST

Among the plan features that may result in a vote against the plan are:	AGAINST

• plan administrators are given the authority to reprice or replace underwater options; repricing guidelines will conform to changes in the NYSE and NASDAQ listing rules.

THE FUNDS will vote against equity plans that have high average three-year burn rate. (The burn rate is calculated as the total number of stock awards and stock options granted any given year divided by the number of common shares outstanding.) THE FUNDS will define a high average three-year burn rate as the following: The company’s most recent three-year burn rate exceeds one standard deviation of its four-digit GICS peer group segmented by Russell 3000 index and non-Russell 3000 index; and the company’s most recent three-year burn rate exceeds 2% of common shares outstanding. For companies that grant both full value awards and stock options to their employees, THE FUNDS shall apply a premium on full value awards for the past three fiscal years.
AGAINST

Even if the equity plan fails the above burn rate, THE FUNDS will vote for the plan if the company commits in a public filing to a three-year average burn rate equal to its GICS group burn rate mean plus one standard deviation. If the company fails to fulfill its burn rate commitment, THE FUNDS will consider withholding from the members of the compensation committee.
FOR

THE FUNDS will calculate a higher award value for awards that have Dividend Equivalent Rights (DER’s) associated with them.	CASE-BY-CASE

THE FUNDS will generally vote for shareholder proposals requiring performance-based stock options unless the proposal is overly restrictive or the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.
FOR

THE FUNDS will vote for shareholder proposals asking the company to expense stock options, as a result of the FASB final rule on expensing stock options.	FOR

THE FUNDS will generally vote for shareholder proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation.	FOR

THE FUNDS will withhold votes from compensation committee members if they fail to submit one-time transferable stock options (TSO’s) to shareholders for approval.	WITHHOLD

THE FUNDS will generally vote for TSO awards within a new equity plan if the total cost of the equity plan is less than the company’s allowable cap.	FOR

THE FUNDS will generally vote against shareholder proposals to ban future stock option grants to executives. This may be supportable in extreme cases where a company is a serial repricer, has a huge overhang, or has highly dilutive, broad-based (non-approved) plans and is not acting to correct the situation.
AGAINST

THE FUNDS will evaluate shareholder proposals asking companies to adopt holding periods for their executives on a case-by-case basis taking into consideration the company’s current holding period or officer share ownership requirements, as well as actual officer stock ownership in the company.
CASE-BY-CASE

For certain OBRA-related proposals, THE FUNDS will vote for plan provisions that (a) place a cap on annual grants or amend administrative features, and (b) add performance criteria to existing compensation plans to comply with the provisions of Section 162(m) of the Internal Revenue Code.
FOR

In addition, director compensation plans may also include stock plans that provide directors with the option of taking all or a portion of their cash compensation in the form of stock. THE FUNDS will consider these plans based on their voting power dilution.
CASE-BY-CASE

THE FUNDS will generally vote for retirement plans for directors.	FOR

THE FUNDS will evaluate compensation proposals (Tax Havens) requesting share option schemes or amending an existing share option scheme on a case-by-case basis.	CASE-BY-CASE

Stock options align management interests with those of shareholders by motivating executives to maintain stock price appreciation. Stock options, however, may harm shareholders by diluting each owner’s interest. In addition, exercising options can shift the balance of voting power by increasing executive ownership.

Bonus Plans

THE FUNDS will vote for proposals to adopt annual or long-term cash or cash-and-stock bonus plans on a case-by-case basis. These plans enable companies qualify for a tax deduction under the provisions of Section 162(m) of the IRC. Payouts under these plans may either be in cash or stock and are usually tied to the attainment of certain financial or other performance goals. THE FUNDS will consider whether the plan is comparable to plans adopted by companies of similar size in the company’s industry and whether it is justified by the company’s performance.
CASE-BY-CASE

Deferred Compensation Plans

THE FUNDS will generally vote for proposals to adopt or amend deferred compensation plans as they allow the compensation committee to tailor the plan to the needs of the executives or board of directors, unless
FOR

• the proposal is embedded in an executive or director compensation plan that is contrary to guidelines	AGAINST

Disclosure on Executive or Director Compensation
Cap or Restrict Executive or Director Compensation

THE FUNDS will generally vote for shareholder proposals requiring companies to report on their executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits.
FOR

THE FUNDS will generally vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote, unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.
FOR

THE FUNDS will generally vote against proposals that seek to limit executive and director pay.	AGAINST

Golden and Tin Parachutes

THE FUNDS will vote for proposals that seek shareholder ratification of golden or tin parachutes as shareholders should have the opportunity to approve or disapprove of these severance agreements.	FOR

Alternatively, THE FUNDS will examine on a case-by-case basis proposals that seek to ratify or cancel golden or tin parachutes. Effective parachutes may encourage management to consider takeover bids more fully and may also enhance employee morale and productivity. Among the arrangements that will be considered on their merits are:
CASE-BY-CASE

• arrangements guaranteeing key employees continuation of base salary for more than three years or lump sum payment of more than three times base salary plus retirement benefits;

• guarantees of benefits if a key employee voluntarily terminates;

• guarantees of benefits to employees lower than very senior management; and

• indemnification of liability for excise taxes.

By contrast, THE FUNDS will vote against proposals that would guarantee benefits in a management-led buyout.	AGAINST

Reincorporation

THE FUNDS will evaluate a change in a company’s state of incorporation on a case-by-case basis. THE FUNDS will analyze the valid reasons for the proposed move, including restructuring efforts, merger agreements, and tax or incorporation fee savings. THE FUNDS will also analyze proposed changes to the company charter and differences between the states’ corporate governance laws.
CASE-BY-CASE

States have adopted various statutes intended to encourage companies to incorporate in the state. These may include state takeover statutes, control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, and disgorgement provisions. THE FUNDS will examine reincorporations on a case-by-case in light of these statutes and in light of the corporate governance features the company has adopted to determine whether the reincorporation is in shareholders’ best interests.
CASE-BY-CASE

In addition, THE FUNDS will also examine poison pill endorsements, severance pay and labor contract provisions, and anti-greenmail provisions in the context of a state’s corporate governance laws on a case-by-case basis.
CASE-BY-CASE

THE FUNDS will evaluate shareholder proposals requiring offshore companies to reincorporate into the United States on a case-by-case basis.	CASE-BY-CASE

Reincorporation proposals may have considerable implications for shareholders, affecting the company’s takeover defenses and possibly its corporate structure and rules of governance.

Stakeholder Laws

THE FUNDS will vote against resolutions that would allow the Board to consider stakeholder interests (local communities, employees, suppliers, creditors, etc.) when faced with a takeover offer.	AGAINST

Similarly, THE FUNDS will vote for proposals to opt out of stakeholder laws, which permit directors, when taking action, to weight the interests of constituencies other than shareholders in the process of corporate decision-making. Such laws allow directors to consider nearly any factor they deem relevant in discharging their duties.
FOR

Mergers/Acquisitions and Corporate Restructurings

THE FUNDS will consider proposals on mergers and acquisitions on a case-by-case basis. THE FUNDS will determine if the transaction is in the best economic interests of the shareholders. THE FUNDS will take into account the following factors:
CASE-BY-CASE

• anticipated financial and operating benefits;

• offer price (cost versus premium);

• prospects for the combined companies;

• how the deal was negotiated;

• changes in corporate governance and their impact on shareholder rights.

In addition, THE FUNDS will also consider whether current shareholders would control a minority of the combined company’s outstanding voting power, and whether a reputable financial advisor was retained in order to ensure the protection of shareholders’ interests.
CASE-BY-CASE

On all other business transactions, i.e. corporate restructuring, spin-offs, asset sales, liquidations, and restructurings, THE FUNDS will analyze such proposals on a case-by-case basis and utilize the majority of the above factors in determining what is in the best interests of shareholders. Specifically, for liquidations, the cost versus premium factor may not be applicable, but THE FUNDS may also review the compensation plan for executives managing the liquidation,
CASE-BY-CASE

Appraisal Rights

THE FUNDS will vote for proposals to restore, or provide shareholders with rights of appraisal.	FOR

Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions (such as mergers) the right to demand a judicial review in order to determine the fair value of their shares.

Mutual Fund Proxies

THE FUNDS will vote mutual fund proxies on a case-by-case basis.	CASE-BY-CASE

Proposals may include, and are not limited to, the following issues:

• eliminating the need for annual meetings of mutual fund shareholders;

• entering into or extending investment advisory agreements and management contracts;

• permitting securities lending and participation in repurchase agreements;

• changing fees and expenses; and

• changing investment policies.

An investment advisory agreement is an agreement between a mutual fund and its financial advisor under which the financial advisor provides investment advice to the fund in return for a fee based on the fund’s net asset size. Most agreements require that the particular fund pay the advisor a fee constituting a small percentage of the fund’s average net daily assets. In exchange for this consideration, the investment advisor manages the fund’s account, furnishes investment advice, and provides office space and facilities to the fund. A new investment advisory agreement may be necessitated by the merger of the advisor or the advisor’s corporate parent.

Fundamental investment restrictions are limitations within a fund’s articles of incorporation that limit the investment practices of the particular fund. As fundamental, such restrictions may only be amended or eliminated with shareholder approval. Non-fundamental investment restrictions may be altered by action of the board of trustees.

Distribution agreements are agreements authorized by guidelines established under the Investment Company Act of 1940 and, in particular, Rule 12b-1 thereunder, between a fund and its distributor, which provide that the distributor is paid a monthly fee to promote the sale of the fund’s shares.

Reorganizations of funds may include the issuance of shares for an acquisition of a fund, or the merger of one fund into another for purposes of consolidation.

The mutual fund industry is one of the most highly regulated industries, as it is subject to: individual state law under which the company is formed; the federal Securities Act of 1933; the federal Securities Exchange Act of 1934; and the federal Investment Company Act of 1940.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

PORTFOLIO MANAGERS
Timothy O’Brien, CFA is a co-founder and principal at Crow Point Partners, LLC (“Crow Point”) since 2006. Prior to founding Crow Point, he was a Senior Portfolio Manager and Managing Director at EIMC.
Timothy M. Stevenson, CFA, CMT Mr. Stevenson has been with Wells Capital Management or one of its predecessor firms since 1994.
OTHER FUNDS AND ACCOUNTS MANAGED
There were no other registered investment companies and other pooled investment vehicles and accounts managed by the portfolio manager of the Fund as of the Fund’s most recent period ended October 31, 2010.
MATERIAL CONFLICTS OF INTEREST
The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.
To minimize the effects of these inherent conflicts of interest, the Sub-Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the potential conflicts associated with managing portfolios for multiple clients and ensure that all clients are treated fairly and equitably. Additionally, the Sub-Adviser minimizes inherent conflicts of interest by assigning the Portfolio Managers to accounts having similar objectives. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, the Sub-Adviser has adopted a Code of Ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the “Advisers Act”) to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Managers may maintain.
Wells Capital Management
Wells Capital Management’s Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital Management has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.
Crow Point.
Crow Point manages other investment vehicles, including some that may have investment objectives and strategies similar to the Fund’s. The management of multiple funds and other accounts may require the portfolio manager to devote less than all of his or her time to the Fund, particularly if the other funds and accounts have different objectives, benchmarks and time horizons. The portfolio manager may also be required to allocate his or her investment ideas across multiple funds and accounts. In addition, if a portfolio manager identifies a limited investment opportunity, such as an initial public offering, that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to, for example, an allocation of that investment across all eligible funds and accounts. Further, security purchase and sale orders for multiple accounts often are aggregated for purpose of execution. Although such aggregation generally benefits clients, it may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. It may also happen that the Fund’s advisor or subadvisor will determine that it would be in the best interest, and consistent with the investment policies, of another account to sell a security (including by means of a short sale) that the Fund holds long, potentially resulting in a decrease in the market value of the security held by the Fund.
The structure of a portfolio manager’s or an investment advisor’s compensation may create an incentive for the portfolio manager or investment advisor to favor accounts whose performance has a greater impact on such compensation. The portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such accounts. Similarly, if a portfolio manager holds a larger personal investment in one fund than he or she does in another, the portfolio manager may have an incentive to favor the fund in which he or she holds a larger stake.
In general, Crow Point has policies and procedures that attempt to address the various potential conflicts of interest described above. However, there is no guarantee that such procedures will detect or address each and every situation where a conflict arises.
All employees of Crow Point are bound by the company’s Code of Ethics and compliance policies and procedures. Crow Point’s chief compliance officer monitors and reviews compliance regularly. Crow Point’s Code of Ethics and compliance procedures have been reviewed and accepted by EIMC. In addition, side-by-side trading rules have been agreed between EIMC and Crow Point as part of existing sub-advisory arrangements which are intended to ensure that shareholders of the sub-advised Evergreen funds are treated equitably by Crow Point with respect to investments, trading and allocations.
COMPENSATION
The Portfolio Managers were compensated by their employing sub-adviser from the fees the Adviser paid the Sub-Adviser using the following compensation structure:
Wells Capital Management Compensation. The compensation structure for Wells Capital Management’s Portfolio Managers includes a competitive fixed base salary plus variable incentives (Wells Capital Management utilizes investment management compensation surveys as confirmation). Incentive bonuses are typically tied to pretax relative investment performance of all accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3- and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account’s individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style. In the case of each Fund, the benchmark(s) against which the performance of the Fund’s portfolio may be compared for these purposes generally are indicated in the Performance” sections of the Prospectuses.
Crow Point. Portfolio managers at Crow Point are paid a fixed salary and participate in the profits of the firm in proportion to their equity ownership in the firm.
BENEFICIAL OWNERSHIP OF THE FUND
The following table shows for each Portfolio Manager the dollar value of the Fund beneficially owned by the Portfolio Manager as of October 31, 2010:

Wells Fargo Advantage Global Dividend Opportunity Fund
Timothy O’Brien	$50,001 — $100,000
Timothy Stevenson	none
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASES
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The Governance Committee (the “Committee”) of the Board of Trustees of the registrant (the “Trust”) has adopted procedures by which a shareholder of any series of the Trust may submit properly a nominee recommendation for the Committee’s consideration.
The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust.
The Shareholder Recommendation must be delivered to, or mailed and received at, the principal executive offices of the Trust not less than forty-five (45) calendar days nor more than seventy-five (75) calendar days prior to the date of the Committee meeting at which the nominee would be considered.
The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the series (and, if applicable, class) and number of all shares of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books; (iv) the series (and, if applicable, class) and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to interview in person and furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve as a Trustee of the Trust.
ITEM 11. CONTROLS AND PROCEDURES
(a) The President and Treasurer have concluded that the Wells Fargo Advantage Global Dividend Opportunity Fund (the “Trust”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.
(b) There were no significant changes in the Trust’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS
(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit 10a.
(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)(3) Not applicable.
(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Advantage Global Dividend Opportunity Fund

By:

/s/ Karla M. Rabusch

Karla M. Rabusch
President

Date: December 27, 2010
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

By:

/s/ Karla M. Rabusch

Karla M. Rabusch
President

Date: December 27, 2010

By:

/s/ Kasey L. Phillips

Kasey L. Phillips
Treasurer

Date: December 27, 2010